APPENDIX H - FORM N-CSR

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8056
                                  -----------------------------
            MMA Praxis Mutual Funds
---------------------------------------------------------------
               (Exact name of registrant as specified in charter)
            3435 Stelzer Rd.  Columbus, OH  43219
--------------------------------------------------------------------------------
                         (Address of principal executive offices)     (Zip code)
            Bisys Fund Services  3435 Stlezer Rd.  Columbus, OH  43219
--------------------------------------------------------------------------
                     (Name and address of agent for service)
Registrant's telephone number, including area code:  614-470-8000
                                                   -----------------------

Date of fiscal year end:        12/31/03
                        -----------------------
Date of reporting period:       06/30/03
                         ----------------------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Reports to Stockholders.

        Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

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[GRAPHIC APPEARS HERE]

                                   MMA Praxis
                                  Mutual Funds

                               Semi-Annual Report
                     for the six months ending June 30, 2003

                            Intermediate Income Fund
                                 Core Stock Fund
                                Value Index Fund
                               International Fund

[LOGO] MMA(R)
Stewardship                                                            At last -
Solutions                                                              second
                                                                       quarter
                                                                       drives
                                                                       higher

Table of contents

Message from the President ................................................... 1

MMA Praxis Stewardship Investing Update ...................................... 6

MMA Praxis Intermediate Income Fund
   Portfolio managers' letter ................................................10
   Performance review ........................................................12
   Schedule of portfolio investments .........................................14
   Statement of assets and liabilities .......................................20
   Statement of operations ...................................................21
   Statements of changes in net assets .......................................22
   Financial highlights ......................................................23

MMA Praxis Core Stock Fund
   Portfolio managers' letter ................................................25
   Performance review ........................................................28
   Schedule of portfolio investments .........................................30
   Statement of assets and liabilities .......................................34
   Statement of operations ...................................................35
   Statements of changes in net assets .......................................36
   Financial highlights ......................................................37

MMA Praxis Value Index Fund
   Portfolio managers' letter ................................................39
   Performance review ........................................................40
   Schedule of portfolio investments .........................................42
   Statement of assets and liabilities .......................................50
   Statement of operations ...................................................51
   Statements of changes in net assets .......................................52
   Financial highlights ......................................................53

MMA Praxis International Fund
   Portfolio manager's letter ................................................56
   Performance review ........................................................58
   Schedule of portfolio investments .........................................60
   Statement of assets and liabilities .......................................65
   Statement of operations ...................................................66
   Statements of changes in net assets .......................................67
   Financial highlights ......................................................68

Notes to financial statements ................................................70

Management of Trustees .......................................................76

Glossary of Terms

Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

Morgan Stanley Capital International-All Country World Free-(ex.US) Index (the "MSCI AC Wld FR-(ex US") Index), is a widely recognized index composed of a sample of companies representative of the markets of both developed and emerging markets throughout the world, excluding the United States.

Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), is a widely recognized index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

Standard & Poor's 500/Barra Value Index (the "S&P 500/Barra Value Index"), is constructed by dividing the stocks in the S&P 500 Index into two categories, growth and value, according to price-to-book ratios.

Gross Domestic Product (the "GDP"), is the measure of the market value of the goods and services produced by labor and property in the United States.

Price-to-Earnings Ratio (the "P/E Ratio"), is a valuation ratio of a company's current share price compared to its per-share earnings.

The above indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index, although they can invest in the underlying securities.

                                       A

Message from the President
Financial markets in review

Dear MMA Praxis Shareholder:

What a difference a quarter makes! The powerful second quarter rebound more than offset a tough first quarter, rewarding investors with sizable returns during the first six months of 2003. So far this year, all of the MMA Praxis Mutual Funds have delivered positive absolute returns.

MMA Praxis continues to be committed to the concept of stewardship investing. A key component of this approach is shareholder advocacy, i.e., taking seriously our responsibility as an owner of the companies we invest in. We speak out on issues that are in tension with the stewardship investment principles that guide our investing activities at MMA Praxis. During the first six months of 2003, we were involved in a number of important issues that are spelled out in detail in this report.

These, and other significant developments at MMA Praxis, will be addressed in this semi-annual communication to shareholders.

Financial markets in review

The U.S. stock market had a powerful upward move in the second quarter, with the the S&P 500 Index/1/ posting a gain of 15.39 percent! What a remarkable turnaround from the negative returns generated over the past three years. It is worth addressing the question of why equity-type assets started taking off before the Iraq war even started (in mid-March) and have continued to rise despite continued economic uncertainty. There are at least three possible answers to this question:

..    The stock market prices can be impacted by expectations about the future.
     In times of fear or greed these expectations are often exaggerated, becoming overly optimistic or overly pessimistic. This can lead to exaggerated actions in the form of excessive selling or buying. In March, it appeared that investors were overly pessimistic, resulting in depressed prices for many financial assets. This dynamic is why it is usually safest to buy when fear is high and why it often pays to be more cautious when investors are ignoring risk.
..    The economy continues to struggle, however, it is not getting worse.
     Moreover, there is an increasing amount of stimulus with exceptionally-low interest rates, a falling dollar (resulting in less competition from imports), and the tax cut. Areas of the economy are showing strength (housing) and the business sector has been able to take advantage of very low interest rates to refinance debt and lower debt service.
..    Though great uncertainty about the post-war period remains, the Iraq-war disaster scenarios did not come to pass.

This all underscores, again, the need to be forward-looking in assessing financial markets, rather than backward-looking, or fixated on today's worries. A critical part of the analysis is assessing what the financial markets are pricing in (or "discounting"). Sometimes the markets price in nirvana and sometimes they price in the end of the world. Today, for the first time in years, they seem to be doing a reasonably good job of pricing in reality.

----------
/1/ Please refer to the Glossary of Terms on page A for additional information on the referenced benchmark indices.

What could go wrong?

With such strong returns from the stock market in the second quarter, it's reasonable to wonder how current investment opportunities look relative to the risks. At MMA, we've identified several risks that deserve investors' attention. Among these are:

..    Structural risks including debt levels and the sizable U.S. dependence on foreign capital.
..    Deflation, which could be a by-product of high debt level.
..    Inflation, which could eventually be ignited by attempts to fight deflation.
..    Geopolitical risks including terrorism.

These risks have not gone away but, in general, most have subsided. Following is a brief discussion of how we assess the risks posed by these macro-economic issues:

Debt levels are still high but on the corporate side stresses have eased considerably. That's because interest rates have dropped significantly for less-than-creditworthy borrowers. This has allowed many companies with high debt to refinance their debt, significantly increasing their cash flow. On the household side, refinancing continues and hopefully this has helped stabilize and potentially reduce debt service (the most recent debt service data we have is as of March 31). However, household debt (credit cards, mortgage, etc.) has continued to accelerate, growing by over 10 percent in the 12 months ended May 31, 2003. The overall growth rate of debt is higher than it has been in more than 10 years and this increase may offset some or all of the benefit of lower interest rates. (Some of this could be explained by the increase in first-time homebuyers.) As far as the current account deficit goes, it is still huge, but the declining dollar should begin to have an impact. The good news is that the dollar has dropped substantially without a crisis or major dislocations. Dollar risk continues, but with a big move already behind us, the risks are somewhat less than they were.

Deflation risk remains but we are less concerned than we were last year. Though some data continues to suggest deflation is a risk, the Federal Reserve Board (the "Fed") has made it clear that it will not take chances and will err on the side of too much inflation. It has a variety of tools at its disposal but it may be able to accomplish much of the job by simply stating what it "might" do. For example, there has been talk of buying Treasury bonds--this talk may have helped keep bond prices high and interest rates (including mortgage rates) low. To date there has been no need to actually buy bonds, because the talk of doing so has impacted the market's pricing of those bonds, as if some of the buying had actually occurred. Aside from taking comfort in the Fed's focus, the economy remains on shaky footing but there are signs of stabilization in the labor market and the manufacturing sector. These signs are hardly conclusive, but marginal improvement along with the increased fiscal stimulus soon to kick in, suggest more reason to be optimistic than pessimistic. The sluggishness of this recovery is surprisingly reminiscent of the recovery in the early 1990s.

Inflation risks are not significant in the near term. Even if deflation is avoided, as seems likely, the risk will probably be around for a while--most likely into next year. However, the monetary and fiscal stimulus that is in place could ultimately overshoot the target and result in a spike in inflation. Though not a near-term concern it is something we think about as we assess return expectations over the next three to five years.

Geopolitical risks remain, though the stress level has declined. So far, the fear that a U.S. attack on Iraq would increase the risk of terrorism in the U.S. has not come to pass, but it remains a huge unknown. Most terrorist acts have little direct impact on broad economic behavior and thus affect financial markets only temporarily. However, the possibility exists for terrorist acts that could have real economic consequences, creating a wildcard for investors.

----------
Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The world remains a risky place, as it has always been. And the risks continue to seem somewhat greater than in the past perhaps because the worst case is so scary. However, we are conscious of the tendency for "today's" risks to always seem much more alarming than "yesterday's" risks.

At present, we believe equity asset classes are reasonably valued and discount a "normal" level of risk. Are today's risks "normal"? That's a subjective assessment that is hard to make but it is no longer clear that big-picture risks are above average.

Portfolio performance

MMA Praxis Intermediate Income Fund

What to do with bonds? Given the fact that bond yields are at or near historic lows (remember, if interest rates rise, bond prices will fall), it's fair to ask why we would recommend that MMA Praxis shareholders include this asset class in their portfolio. The reason is that economic risk has not gone away and bonds historically would be the best-performing asset class if the economy weakens again. Returns wouldn't be great but from current levels positive returns could provide important portfolio ballast for many investors' portfolios if equities were declining across the board. For most investors, some exposure to bonds is an important component of a well-designed risk-management strategy.

The MMA Praxis Intermediate Income Fund Class A Share (NAV*) provided a total return of 3.58 percent while Class B Share (NAV*) posted gains of 3.39 percent during the first half of 2003. These returns compare favorably with the passive benchmark established for these two share classes, the Lehman Brothers Aggregate Bond Index/1/, which returned 3.93 percent over the same time period. Please read the commentary from the portfolio mangers for more detailed information about the fund's performance.

MMA Praxis Core Stock Fund

The MMA Praxis Core Stock Fund Class A Share (NAV*) returned 6.13 percent for the first six months of 2003, while the Class B Share (NAV*) generated a return of 5.77 percent. While delivering positive absolute returns to shareholders, the fund posted disappointing results relative to it's benchmark, which was up 11.76 percent for the first two quarters of 2003. According to Morningstar, the MMA Praxis Core Stock Fund (Class A Shares) landed in the top quartile or top 25 percent of its Morningstar/2/ Large Blend category peer group for the three-year period ended June 30, 2003. The co-portfolio managers' report will provide you with an in-depth analysis of those factors that contributed to the fund's performance over the first half of 2003.

----------
* Returns shown are at Net Asset Value (NAV) and do not reflect the maximum front-end sales charge or applicable deferred sales charge. Please refer to each fund's individual performance overview section for more complete performance history.

/1/ Please refer to the Glossary of Terms on page A for additional information on the referenced benchmark indices.

/2/ Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/03. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The MMA Praxis Core Stock Fund (Class A and B Share) received 4 stars for the three-year period ending 6/30/03. The Class B Share received 3 stars for the five-year period ending 6/30/03. The Class A Share and Class B Share were rated among 1,037 Large-cap Blend funds for the three-year period ending 6/30/03. The Class B Share was rated among 717 Large-cap Blend funds for the five-year period ending 6/30/03. The overall rating is a weighted average of the 3, 5 and 10-year rating (where applicable). The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Morningstar proprietary rankings are as of June 30,2003. The MMA Praxis Core Stock Fund's Class A Shares was ranked 86 out of 1,323 and 19 out of 1,037 Large Blend Funds for the one-and three-year periods, respectively.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

MMA Praxis Value Index Fund

The "other" domestic equity fund in the MMA Praxis family of mutual funds is the MMA Praxis Value Index Fund. This passively managed index fund posted some very strong performance numbers. Through the first six months of 2003, the Value Index Fund provided a return of 12.27 percent Class A Share (NAV*) and 12.03 percent Class B Share (NAV*) to investors. In comparison, the benchmark for the Value Index Fund, the Standard & Poor's 500/Barra Value Index/1/, was up 12.29 percent.

In the 2001 semi-annual report to shareholders, we offered the following perspective on the Praxis Value Index Fund, which at that time was only two months old:

We are excited about the long-term prospects for this newest MMA Praxis Fund offering. According to Ibbotson Associates, value stocks have delivered a substantial premium return over their growth stock counterparts over a long period of time. Additionally, we are coming off an extended period where growth stocks outperformed value. If history is a good predictor of the future (and there is no guarantee that it is), we may be poised for several years of value stocks delivering higher returns than growth securities.

Value stocks have certainly outperformed their growth contemporaries over the past three years. Whether they continue to do so going forward is unknown. However, you may want to review this newest fund option with your financial advisor to see if it is an appropriate fit in your asset allocation strategy.

MMA Praxis International Fund

For patient fund investors who have held on to their foreign funds, it's been a long, difficult journey. According to Morningstar, the typical foreign stock fund hasn't earned a positive return since 1999. On average, foreign funds lost 4 percentage points more than the typical large-blend fund. However, during the second quarter, MMA Praxis International Fund delivered some strong positive returns.

The MSCI AC Wld FR-(ex.-U.S.) Index/1/ was up 19.58 percent (in U.S. dollars) for the second quarter, a significant improvement from the first quarter's -7.39 percent drop. MMA Praxis International Fund Class A Share (NAV*) returned 4.95 percent for the first six months of 2003 and the Class B Share (NAV*) a slightly lower 4.70 percent. For the three-year period, the Fund placed in the bottom quartile (bottom 25 percent) among foreign stock funds as tracked by Morningstar/2/.

----------
* Returns shown are at Net Asset Value (NAV) and do not reflect the maximum front-end sales charge or applicable deferred sales charge. Please refer to each fund's individual performance overview section for more complete performance history.

/1/ Please refer to the Glossary of Terms on page A for additional information on the referenced benchmark indices.

/2/ Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/03. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The MMA Praxis International Fund Class A Share and Class B Share received 2 stars for the three-year period ending 6/30/03. The Class B Share received 2 stars for the five-year period ending 6/30/03. The Class A Share and Class B Share were rated among 682 Foreign Stock funds for the three-year period ending 6/30/03. The Class B Share was rated among 524 Foreign Stock funds for the five-year period ending 6/30/03. The overall rating is a weighted average of the 3, 5 and 10-year rating (where applicable). The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Morningstar proprietary ranking is as of June 30, 2003. The MMA Praxis International Fund was ranked 81 out of 890 and 75 out of 682 funds in the Foreign Stock category for the one-and three-year periods, respectively.

     Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Thoughts on the tax bill

On May 28, 2003, President Bush signed the "Jobs Growth Tax Relief Reconciliation Act of 2003." Unlike nearly all other new tax laws, this act contains virtually no tax increases or bad news. In addition to adding some new tax relief provisions, the 2003 Act accelerates some of the future tax reductions that were contained in the Economic Growth and Tax Relief Reconciliation Act of 2001. The impact of the new tax bill was a positive one for investors and does have some ramifications on asset allocation and portfolio management decisions. By lowering the tax rate on capital gains and most dividends, investors will receive higher after-tax returns. This justifies higher prices for stocks and helps explain some of the upward move in the stock market. Lower tax rates in general also benefit investors who hold interest-bearing assets. However, though rates have effectively dropped for all investments, they dropped more for capital gains and qualifying dividends thus benefiting stocks more than most other assets.

At this point we don't view the tax changes as reasons to pursue certain types of investments over others. The market tends to adjust fairly quickly to relative opportunities. And while it's possible that high-dividend-paying stocks might outperform because of their tax-advantaged status, we're not so sure that this alone makes them more attractive. After all, all stocks are now on more of a level playing field when it comes to taxes. So taxes alone should not be the only consideration to prefer a dividend payer to a high grower.

From an asset allocation perspective, now more than ever, investors with both taxable and retirement plan portfolios may benefit from emphasizing investments that throw off income taxed at high ordinary rates in their retirement plans. This means that portfolios could be much more tax efficient if bonds and real estate investments that throw off lots of short-term capital gains are in retirement plan accounts.

Conclusion

It's anybody's guess whether we are through the worst part of the current slowdown. However, what we do know is that a significant economic slowdown has occurred, that recoveries have followed slowdowns in the past, and that the Federal Reserve Board has taken aggressive action to stimulate growth into this slowdown. These are the things that should have investors focusing on the other side of the abyss!

We thank you for your continued trust and confidence in MMA Praxis. We pledge our commitment to continue to work hard to generate competitive risk-adjusted returns for you, our shareholder. Of course, we will continue to pursue all of our investment decisions with careful regard for the stewardship investing principles that remain at the heart of our mission.

Sincerely,


/s/ John L. Liechty
----------------------------------
John L. Liechty
President, MMA Praxis Mutual Funds

----------
Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

MMA Praxis Stewardship Investing Update

Proxy voting: MMA Praxis fully compliant with SEC mandate

The MMA Praxis Board has approved a new online-version of the MMA proxy voting guidelines and this information is now available through the MMA Praxis Web site (www.mmapraxis.com), in the Stewardship Investing section. MMA's online proxy voting records are also available--one year ahead of the Security and Exchange Commission's 2004 deadline. MMA believes that transparency and accountability within the financial services industry--particularly as it relates to the casting of proxy votes--is an important fiduciary responsibility. We are proud to make this information available to our shareholders, clients, and constituents.

Shareholder advocacy update: 2003

This year's shareholder season has seen a heightened and more coordinated level of activity than in years past. Focused around the theme, "The things that make for peace," our efforts focused on ways our work for economic justice can lay the foundation for lasting peace in troubled regions of the world. This report contains an overview of our shareholder activities this season. A new shareholder advocacy section of the MMA Praxis Web site has updated information as well as helpful links to understanding many of the key issues.

MMA is not responsible for all the shareholder activity listed below, but works in partnership with other religious institutional investors (through the Interfaith Center on Corporate Responsibility) and socially concerned investors (through the Social Investment Forum.)

Abbot Labs - Shareholder engagement with this company did not include the filing of a shareholder resolution in 2003, but favored the support of an ongoing dialogue with the company. The focus has been on encouraging the company to pursue new approaches to overcoming the limitations to access posed by current drug patent laws and on leveraging Abbot's substantial political clout and access to speed up Congressional implementation of President Bush's $15 billion commitment to the HIV/AIDS pandemic.

BP - Plans are currently being made for a follow-up dialogue and interaction with BP representatives related to progress and concerns recently raised (by an Amnesty International Report) on the company's Baku-Tiblisi-Ceyhan pipeline project in the Caspian Sea in northwest Asia. The company has been open and forthright about its response to Amnesty charges and its interest in interacting with shareholders.

Eli Lilly - A shareholder resolution on drug access related to the HIV/AIDS pandemic in Africa was withdrawn in favor of dialogue. The focus of meetings with management has been on varying approaches to the patent issues in the pharmaceutical industry.

Ford - A shareholder resolution seeking a report on the impact of the HIV/AIDS pandemic on Ford's operations in Africa was withdrawn in favor of dialogue. The company has undertaken efforts to assess such impact and has met several times with shareholders. A new update is expected shortly.

Kraft - While no resolution regarding the coffee crisis was filed with this company in 2003, the issues were raised at its recent company meeting. MMA - in partnership with Oxfam America - assisted a representative of an Ethiopian coffee cooperative in presenting a "grassroots" perspective on this crisis to shareholders, directors, and management at Kraft's April shareholder meeting. We expect a shareholder dialogue may be scheduled soon.

Illinois Tool Works - MMA co-filed a resolution at ITW seeking public disclosure of Equal Employment Opportunity data related to the composition of its workforce and diversity-related employment policies. This resolution has been withdrawn because the company has agreed to comply with the requests of shareholders. A new section of the company's Web site (Corporate Citizenship and Employee Relations) has already been launched and additional EEO data is available to shareholders upon request.

Johnson & Johnson - A resolution, related to HIV/AIDS drug access in Africa, was withdrawn in favor of a dialogue. A presentation on this topic will be made at an upcoming board of directors meeting. The goal is to encourage partnership with other companies working in Africa, seeking more engagement with this issue overall. The company has dramatically increased its donations of drugs to partner organizations in Africa over the past several years.

A separate dialogue focused on the recent release of J&J's first sustainability report and on efforts to assess the payment of living wages in it's Mexican factories, has proven fruitful with a number of substantial changes and new initiatives scheduled to be in place by 2004.

Merck - A shareholder resolution, related to HIV/AIDS drug access in Africa, was withdrawn following a commitment by the company to engage its board on this topic and to participate in a series of dialogues with shareholders. There was also a presentation on this topic, by shareholders, at the company's annual meeting. The company has moved to "no profit" drug availability in Africa and has also launched an employer partnership program that ICCR is promoting to other multi-national employers.

PepsiCo - MMA was lead filer (along with six co-filers) on an HIV/AIDS employer resolution at this company. The company demonstrated little interest in engaging shareholders and the resolution went to ballot at the company's May 7 annual meeting of shareholders. The resolution received 7.5 percent of the vote--an excellent showing for a first time resolution, and substantially more than the 3 percent required to bring the resolution back to Pepsi a second year. The resolution received the support of prominent, mainstream investors including CalPERS, the State of Connecticut, and the New York City Pension Fund. Shareholders representing a number of social concerns at PepsiCo are now working at coordinating their approaches to maximize impact and to seek to improve the company's processes for shareholder engagement.

Pfizer - No resolution was filed in favor of the dialogue currently underway. This very politically powerful company is being asked to use its influence--publicly and privately--to press for speedy action around the U.S. Presidential commitment to the HIV/AIDS pandemic. Pfizer is also highly influential in the pharmaceutical industry's collective approach to the issue of patents. It recently developed a program offering support to multi-national employers in Africa seeking to educate workers and provide HIV/AIDS treatments through plant medical facilities. ICCR members are pleased with this program and will promote it to major corporations active in Africa.

Procter & Gamble - A resolution seeking creative solutions and concerted effort targeting the plight of 25 million coffee farmers struggling for survival with prices at a 70-year low has recently been withdrawn. P&G is one of the world's top five coffee bean purchasers. The withdrawal came in response to a surprisingly positive and aggressive proposal from the company. More information will be forthcoming.

Sara Lee - A decision was made not to file a resolution related to the coffee crisis with this company, choosing to pursue dialogue instead. Shareholders, lead by MMA, have submitted a letter requesting dialogue with additional information from the company on its responses to the crisis in bulk coffee prices affecting 25 million coffee farmers. The goal is to encourage the company to deepen and formalize its response to this situation and to consider the increased use of Fair Trade Certified coffee as a part of its efforts to help stabilize the market.

Explore the MCC Coffee Project

MMA is a co-sponsor of the coffee purchasing project headed up by Mennonite Central Committee (MCC). The project seeks to encourage church members to purchase Fair Trade Coffee (for the home and congregation) and invites them to become involved in relevant advocacy at the governmental/inter-governmental level. This project provides high quality coffee to North American participants while ensuring that coffee farmers around the world are paid a price for their coffee that ensures they can provide for their families. MMA also is working to give shareholders the opportunity to encourage the companies we are engaged with to increase their response to the current global coffee crisis. Visit the MMA Praxis Web site for more information on, and links to, the MCC Coffee Project and other ways you can let your voice be heard.

Community Development Investing news

While asset levels inside MMA Community Development Investing's portfolios haven't been growing rapidly--tied as they are to the growth of MMA portfolios as a whole--some exciting new developments are being seen.

New investments target fair trade and creative affordable housing. MMA CDI recently made a placement with SERRV International, a fair trade marketing and retail organization run under the Church of the Brethren, to help them expand their catalog and retail marketing operations--thereby helping expand the market for goods produced through fair trade cooperatives. A placement was also made with Common Ground, an innovative and highly respected developer of affordable housing in one of the world's toughest real estate markets--Manhattan, New York. It has recently launched efforts in other "high rent" urban communities in New York State.

Charitable Giving Option slated for release in late 2003. While MMA CDI is not yet able to offer a means for individual investors to directly invest in our community investment portfolios, there is an important way individuals can soon be involved. Later this year, MMA CDI will launch MMA CDI Circle Trust. This will be a permanent pool of capital designed to dramatically expand MMA CDI's ability to accept additional investments--and dramatically increase the number of disadvantaged communities that can benefit from these investments. Each tax-deductible dollar donated to the Circle Trust will secure between 10 and 19 dollars of new investments for MMA CDI, ensuring our efforts to open doors of opportunity through community development investing. Watch the MMA Web site for news of the launch of the Circle Trust later this year.

New database profiles MMA's community development investments. A recently launched database, found in the community development investing section of the MMA Praxis Web site, lets shareholders see just where MMA CDI is investing. The new database offers access to financial summaries, organizational profiles, and stories from individuals whose lives are being improved by the work of these vibrant community development organizations. Learn more about institutions from 20 states and seven foreign countries now represented in MMA CDI's portfolios.

Mark A. Regier
Stewardship Investing Services Manager

----------
Some of the companies in bold print may be investments within one or more of the MMA Praxis Mutual Funds. Please check the fund's Schedule of Portfolio Investments for a complete list of holdings as of 6/30/03.

                       This page intentionally left blank.

MMA Praxis Intermediate Income Fund
Semi-annual report to shareholders
Portfolio managers' letter

The deflation question took interest rates to levels not seen since the 1950s. The 10-year Treasury, which began the year yielding 3.82 percent, dropped to
3.11 percent in early June before moving up to finish the first half of 2003 with a yield of 3.52 percent.

The Federal Reserve Board recently made several statements indicating that while the risk of deflation is remote, it is indeed a risk to be concerned about. On June 25, the Federal Open Market Committee ("FOMC") cut the Fed Funds rate to
1.0 percent, a 45-year low, and commented that: "the probability, though minor, of an unwelcome fall in inflation exceeds that of a pickup in inflation from its already low level."

MMA Praxis Intermediate Income Fund invests mainly in high-quality corporate, mortgage, and agency securities. The fund typically doesn't stray too far from the duration of the Lehman Brothers Aggregate Bond Index./1/ Nonetheless, the fund's duration was slightly shorter than the duration of the index during the second quarter, which was a slight negative in a declining rate environment.

Corporate bond spreads continued to narrow during the year, which helped the fund's performance. The spread refers to the difference between the yield on a corporate bond versus the yield on a similar maturity Treasury. The spread narrowing has the effect of increasing the market value of the corporate bond relative to the value of a Treasury security. The portfolio, which holds over 40 percent in corporate bonds versus the aggregate exposure of 27 percent, will tend to outperform during periods of spread narrowing.

Within the corporate bond exposure of the fund are select investments in high-yield securities, which have strong cashflow and prospects for rating improvement. The fund also gains added exposure to high-yield securities through a socially responsible mutual fund, PAX World High Yield Fund (1.96% of net assets)./2/ High-yield bonds continued to be one of the top-performing asset class in 2003.

Looking to the second half of 2003, its show-me time for earnings and the economy. The equity market jumped in the second quarter partially from the decrease in geopolitical risk but mainly from the prospects of better earnings in the second half of the year. While we expect the economy to continue to grow in the second half, and at a quicker pace than in the first half, there is a good chance Wall Street estimates of Gross Domestic Product/1/ growth and earnings are higher than what will transpire.

Growth in the second half could be helped by the combined forces of fiscal and monetary stimulus. A fresh wave of tax cuts will put more money in paychecks beginning in July, while low interest rates allow for even more refinancing activity. Corporations have also taken advantage of low rates to lower their debt service burden.

----------
/1/ Please refer to the Glossary of Terms on page A for additional information on the referenced benchmark indices.
/2/ Portfolio holdings are subject to change and should not be considered a recommendation to buy securities.

On the flipside, growth in the second half could be hurt by prolonged modest capital investment by corporations. Capacity is still greater than demand. It will take a sustained increase in business activity to cause businesses to increase capital stock and payrolls. As a result, employment, consumer sentiment, and personal spending will most likely not appreciate considerably before year-end.

The key time for the markets will be in October. As is typical, this is when volatility picks up as corporations report on the first three quarters and provide guidance on the fourth and final quarter for the year.

Delmar King
MMA Praxis Intermediate Income Fund Co-Manager

Robert W. Nelson, CFA
MMA Praxis Intermediate Income Fund Co-Manager

----------
Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Performance review

MMA Praxis Intermediate Income Fund
Performance review

                                                 Since
               1 Year     3 Year     5 Year    Inception
               ------     ------     ------    ---------
Class A        9.80%      8.34%      6.10%       5.91%

Class B        9.40%      7.93%      5.49%       5.59%

Average annual total returns as of 6/30/03

            Inception                                Since
              Date      1 Year   3 Year   5 Year   Inception
            ---------   ------   ------   ------   ---------
Class A      5/12/99     9.80%    8.34%    6.10%     5.91%
Class A*     5/12/99     5.66%    6.95%    5.30%     5.49%

Class B      1/4/94      9.40%    7.93%    5.49%     5.59%
Class B**    1/4/94      5.40%    7.36%    5.33%     5.59%

Class A Share of this fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 1/4/94.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                    [CHART]

                                   Line Chart

Growth of $10,000 investment 1/4/94 to 6/30/03

                                           Lipper
                             Lehman     Intermediate
                            Brothers     Investment
                            Aggregate       Grade
                              Bond       Bond Funds
        Class A   Class B    Index/1/    Average/2/
        -------   -------   ---------   ------------
1/94      9688      9665      10000        10000
          9198      9183       9613         9609
12/94     9231      9225       9708         9679
         10281     10285      10819        10677
12/95    10844     10867      11502        11336
         10618     10741      11362        11183
12/96    11084     11221      11919        11725
         11326     11572      12288        12070
12/97    11928     12193      13070        12755
         12345     12727      13584        13236
12/98    12797     13197      14206        13759
         12581     13061      14011        13565
12/99    12591     13044      14089        13625
         12873     13327      14651        14070
12/00    13602     14046      15727        15067
         14071     14505      16296        15608
12/01    14498     14918      17055        16305
         14910     15316      17701        16713
12/02    15805     16207      18804        17657
6/03     16599     16756      19543        18418

This chart represents historical performance of a hypothetical investment of $10,000 in the Intermediate Income Fund from 1/4/94 to 6/30/03, and represents the reinvestment of dividends and capital gains in the fund.

Past performance is no guarantee of future results. Investment returns and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*    Reflects maximum front-end sales charge of 3.75%.
**   Reflects applicable contingent deferred sales charge of 4.00%.

Class A Share of this fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 1/4/94.

/1/ The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

/2/ The Lipper Intermediate Investment Grade Bond Fund Average includes funds that invest at least 65 percent of assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to 10 years.

The above indicies are for illustrative purposes only and the Lehman Brothers Aggregate Bond Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the Lipper Intermediate Investment Grade Bond Funds Average does reflect the expenses associated with the mutual funds found in the Lipper category. The fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of portfolio investments

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments
June 30, 2003
(Unaudited)

                                                                           PRINCIPAL
                                                                             AMOUNT        VALUE
--------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (0.6%)

   Fannie Mae, Series 1997-M4, Class C, 7.35%, 8/17/18, ACES ...........   $  479,664   $  515,624

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS ..............................                   515,624
                                                                                        ----------
CORPORATE BONDS (44.1%)

AGRICULTURAL SERVICES (0.4%)
   Cargill, Inc., 7.50%, 9/1/26 ........................................      250,000      305,313
                                                                                        ----------
ASSET BACKED SECURITIES (4.0%)
   American Express Master Trust, Series 1994-3, Class A, 7.85%,
      8/15/05 ..........................................................      250,000      269,709
   Capital One Master Trust, 5.43%, 1/15/07 ............................      500,000      507,590
   Discover Card Master Trust, 6.85%, 7/17/07 ..........................      500,000      541,265
   Discover Card Master Trust I, Series 2001-5, Class A, 5.30%,
      11/16/06 .........................................................    1,000,000    1,035,169
   Fleet Credit Card Master Trust II, Class A, 5.60%, 12/15/08 .........      250,000      270,368
   MBNA Credit Card Master Note Trust, Series 2003-A1, 3.30%, 7/15/10 ..      300,000      307,799
   Regions Auto Receivables Trust, 2.63%, 1/16/07 ......................      300,000      305,448
                                                                                        ----------
                                                                                         3,237,348
                                                                                        ----------
AUTOMOTIVE (0.3%)
   Lear Corp., Series B, 8.11%, 5/15/09 ................................      200,000      229,000
   Broadcasting/Cable (0.8%) ...........................................
   Clear Channel Communications, 4.63%, 1/15/08 ........................      150,000      157,247
   Comcast Corp., 5.85%, 1/15/10 .......................................      300,000      330,089
   Cox Enterprises, Inc., 8.00%, 2/15/07 (b) ...........................      150,000      175,661
                                                                                        ----------
                                                                                           662,997
                                                                                        ----------
BROKERAGE SERVICES (2.0%)
   Goldman Sachs Group, 6.65%, 5/15/09 .................................      500,000      587,480
   Legg Mason, Inc., 6.75%, 7/2/08 .....................................      350,000      400,942
   Lehman Brothers Holdings, 7.00%, 2/1/08 .............................      300,000      349,735
   Morgan Stanley, 5.30%, 3/1/13 .......................................      300,000      318,853
                                                                                        ----------
                                                                                         1,657,010
                                                                                        ----------
BUSINESS SERVICES (0.4%)
   Equifax, Inc., 6.90%, 7/1/28 ........................................      300,000      299,250
                                                                                        ----------
COMMERCIAL BANKS (1.9%)
   First Union Corp., 6.88%, 9/15/05 ...................................      350,000      387,188
   Marshall & Ilsley Bank, 6.38%, 9/1/11 ...............................      250,000      290,523
   Nationsbank Corp., 7.75%, 8/15/15 ...................................      400,000      511,105
   State Street Corp., 7.35%, 6/15/26 ..................................      300,000      378,424
                                                                                        ----------
                                                                                         1,567,240
                                                                                        ----------
COMMERCIAL BANKS--SOUTHERN U.S. (1.3%)
   Bank One Texas, 6.25%, 2/15/08 ......................................      600,000      686,250
   BB&T Corp., 6.38%, 6/30/05 ..........................................      350,000      379,967
                                                                                        ----------
                                                                                         1,066,217
                                                                                        ----------
COMPUTER SERVICES (0.3%)
   Unisys Corp., 8.13%, 6/1/06 .........................................      250,000      267,500
                                                                                        ----------

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2003
(Unaudited)

                                                                PRINCIPAL
                                                                  AMOUNT       VALUE
--------------------------------------------------------------------------------------
CORPORATE BONDS, continued

CONSTRUCTION (1.3%)
   D.R. Horton, Inc., 8.50%, 4/15/12 ........................    $200,000   $  225,000
   KB Home, 8.63%, 12/15/08 .................................     200,000      227,000
   Lafarge Corp., 6.38%, 7/15/05 ............................     300,000      322,500
   Vulcan Materials, 5.75%, 4/1/04 ..........................     250,000      257,813
                                                                            ----------
                                                                             1,032,313
                                                                            ----------

CONSUMER GOODS & SERVICES (0.7%)
   VF Corp., 8.10%, 10/1/05 .................................     500,000      561,875
                                                                            ----------
DATA PROCESSING & REPRODUCTION (0.4%)
   First Data Corp., 5.80%, 12/15/08 ........................     250,000      284,375
                                                                            ----------
ELECTRIC - INTEGRATED (1.4%)
   AEP Texas North Co., 5.50%, 3/1/13 (b) ...................     300,000      320,120
   Alabama Power Co., Series V, 5.60%, 3/15/33 ..............     300,000      308,801
   Ohio Power Co., 7.00%, 7/1/04 ............................     200,000      211,250
   Pepco Holdings, Inc., 3.75%, 2/15/06 .....................     300,000      310,186
                                                                            ----------
                                                                             1,150,357
                                                                            ----------

ELECTRONIC COMPONENTS - SEMICONDUCTORS (0.4%)
   Applied Materials, Inc., 7.13%, 10/15/17 .................     250,000      302,813
                                                                            ----------
ENTERTAINMENT (0.4%)
   Harman International Ind., 7.32%, 7/1/07 .................     300,000      327,375
                                                                            ----------
FINANCIAL SERVICES (2.7%)
   American Express, 5.50%, 9/12/06 .........................     375,000      413,885
   Citifinancial, 6.13%, 12/1/05 ............................     350,000      383,378
   Ford Motor Credit Corp., 6.75%, 5/15/05 ..................     250,000      261,875
   General Electric Capital Corp., 6.88%, 11/15/10 ..........     300,000      358,634
   General Electric Capital Corp., 6.75%, 3/15/32 ...........     250,000      292,391
   General Motors Acceptance Corp., 6.13%, 2/1/07 ...........     450,000      470,249
                                                                            ----------
                                                                             2,180,412
                                                                            ----------

FOOD PROCESSING (1.2%)
   Dean Foods Co., 8.15%, 8/1/07 ............................     300,000      333,000
   General Mills, Inc., 5.13%, 2/15/07 ......................     250,000      272,188
   Hormel Foods Corp., 6.63%, 6/1/11 ........................     300,000      352,125
                                                                            ----------
                                                                               957,313
                                                                            ----------

FOREST PRODUCTS - LUMBER & PAPER (0.4%)
   Wayerhaeuser Co., 5.25%, 12/15/09 ........................     300,000      321,007
                                                                            ----------
HOME DECORATION PRODUCTS (0.7%)
   Leggett & Platt, Inc., 7.65%, 2/15/05 ....................     500,000      544,907
                                                                            ----------
INDUSTRIAL GASES (0.4%)
   Praxair, Inc., 6.85%, 6/15/05 ............................     300,000      325,828
                                                                            ----------
INDUSTRIAL GOODS & SERVICES (0.5%)
   Masco Corp., 7.75%, 8/1/29 ...............................     300,000      375,750
                                                                            ----------
INSURANCE (4.6%)
   AIG Sunamerica Global Financial Index, 5.10%,
      1/17/07 ...............................................     600,000      655,499
   Allstate Corp., 7.50%, 6/15/13 ...........................     350,000      433,678
   Aon Corp., 8.65%, 5/15/05 ................................     300,000      333,546
   Chubb Corp., 6.60%, 8/15/18 ..............................     350,000      398,431

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2003
(Unaudited)

                                                                PRINCIPAL
                                                                  AMOUNT       VALUE
--------------------------------------------------------------------------------------
CORPORATE BONDS, continued

INSURANCE, continued
   Harleysville Group, Inc., 6.75%, 11/15/03 ................    $500,000   $  510,000
   Nationwide CSN Trust, 9.88%, 2/15/25 (b) .................     300,000      343,497
   Phoenix Home Life Mutual, 6.95%, 12/1/06 (b) .............     300,000      323,346
   Principal Life Global, 6.25%, 2/15/12 (b) ................     250,000      282,800
   Protective Life Corp., 7.95%, 7/1/04 .....................     500,000      530,624
                                                                            ----------
                                                                             3,811,421
                                                                            ----------

MACHINERY - GENERAL INDUSTRIAL (0.5%)
   Dover Corp., 6.45%, 11/15/05 .............................     350,000      387,188
                                                                            ----------
MEDICAL EQUIPMENT & SUPPLIES (0.4%)
   Beckman Instruments, Inc., 7.05%, 6/1/26 .................     300,000      349,250
                                                                            ----------
NATURAL GAS PRODUCTION AND/OR DISTRIBUTION (1.5%)
   Keyspan Gas East, 7.88%, 2/1/10 ..........................     250,000      310,000
   Laclede Group, Inc., 8.50%, 11/15/04 .....................     250,000      271,098
   Northern Natural Gas, 5.38%, 10/31/12 (b) ................     300,000      325,502
   Southern Union Co., 8.25%, 11/15/29 ......................     250,000      291,724
                                                                            ----------
                                                                             1,198,324
                                                                            ----------

OIL & GAS EXPLORATION, PRODUCTION & SERVICES (3.5%)
   Anadarko Finance Co., 7.50%, 5/1/31 ......................     500,000      628,125
   Burlington Resources Inc., 7.38%, 3/1/29 .................     323,000      392,041
   Conoco, Inc., 6.95%, 4/15/29 .............................     325,000      391,219
   EOG Resources, Inc., 6.00%, 12/15/08 .....................     300,000      332,996
   National Fuel Gas Co., 6.30%, 5/27/08 ....................     300,000      340,840
   Pemex Project Funding Master Trust, 7.38%, 12/15/14 (b) ..     200,000      219,000
   Pioneer Natural Resource, 6.50%, 1/15/08 .................     300,000      326,736
   XTO Energy, Inc., 7.50%, 4/15/12 .........................     200,000      227,000
                                                                            ----------
                                                                             2,857,957
                                                                            ----------

OPERATIVE BUILDERS (0.1%)
   Centex Corp., 7.38%, 6/1/05 ..............................     100,000      109,530
                                                                            ----------
PAPER PRODUCTS (1.4%)
   Boise Cascade Co., 7.50%, 2/1/08 .........................     300,000      327,516
   Sonoco Products, 7.00%, 11/15/04 .........................     250,000      266,563
   Westvaco Corp., 6.85%, 11/15/04 ..........................     500,000      530,000
                                                                            ----------
                                                                             1,124,079
                                                                            ----------

PHARMACEUTICALS (0.4%)
   Cardinal Health, Inc., 6.25%, 7/15/08 ....................     250,000      288,177
                                                                            ----------
PUBLISHING: NEWSPAPERS (1.4%)
   Knight- Ridder, Inc., 7.13%, 6/1/11 ......................     500,000      601,918
   Thomson Corp., 6.20%, 1/5/12 .............................     500,000      572,500
                                                                            ----------
                                                                             1,174,418
                                                                            ----------

REAL ESTATE (0.4%)
   EOP Operating LP, 7.00%, 7/15/11 .........................     300,000      348,171
                                                                            ----------

RETAIL - DEPARTMENT STORES (0.4%)
   JC Penny & Co., Inc., 6.13%, 11/15/03 ....................     300,000      301,500

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2003
(Unaudited)

                                                                       PRINCIPAL
                                                                         AMOUNT       VALUE
----------------------------------------------------------------------------------------------
CORPORATE BONDS, continued

RETAIL - FOOD (1.3%)
   Albertson's, Inc., 6.55%, 8/1/04 ................................    $363,000   $   378,241
   Kroger Co., 7.63%, 9/15/06 ......................................     300,000       342,122
   YUM! Brands, Inc., 8.88%, 4/15/11 ...............................     300,000       355,500
                                                                                   -----------
                                                                                     1,075,863
                                                                                   -----------
TELEPHONE - INTEGRATED (2.7%)
   Alltel Corp., 7.00%, 7/1/12 .....................................     250,000       303,450
   AT&T Wireless Services, Inc., 7.88%, 3/1/11 .....................     300,000       354,307
   Bellsouth Capital Funding, 7.88%, 2/15/30 .......................     400,000       521,932
   GTE California, Inc., 7.65%, 3/15/07 ............................     300,000       351,865
   Sprint Capital Corp., 7.63%, 1/30/11 ............................     300,000       342,434
   Verizon New York, Inc., Series A, 6.88%, 4/1/12 .................     250,000       294,291
                                                                                   -----------
                                                                                     2,168,279
                                                                                   -----------
TRANSPORTATION SERVICES (2.8%)
   CSX Corp., 7.25%, 5/1/04 ........................................     500,000       522,500
   Federal Express, 10.13%, 7/15/03 ................................     400,000       401,000
   Golden State Petroleum, 8.04%, 2/1/19 ...........................     250,000       240,633
   Union Tank Car Co., 7.13%, 2/1/07 ...............................     400,000       449,000
   United Parcel Service, 8.38%, 4/1/30 ............................     500,000       699,999
                                                                                   -----------
                                                                                     2,313,132
                                                                                   -----------
UTILITIES - NATURAL GAS (0.8%)
   Michigan Consolidated Gas Co., 8.25%, 5/1/14 ....................     500,000       665,000
                                                                                   -----------

TOTAL CORPORATE BONDS ..............................................                35,828,489
                                                                                   -----------

CORPORATE NOTES (1.1%)

COMMUNITY DEVELOPMENT (1.1%)
   MMA Community Development Investment, Inc., 2.29%, 7/1/03+ (c) ..     525,000       525,000
   MMA Community Development Investment, Inc., 1.53%, 7/1/03+ (c) ..     350,000       350,000

TOTAL CORPORATE NOTES ..............................................                   875,000
                                                                                   -----------
MEDIUM TERM NOTES (0.4%)

ELECTRIC - INTEGRATED (0.4%)
   Puget Sound Energy, Inc., 6.74%, 6/15/18 ........................     250,000       289,375
                                                                                   -----------

TOTAL MEDIUM TERM NOTES ............................................                   289,375
                                                                                   -----------

MUTUAL FUND (2.0%)

MUTUAL FUNDS (2.0%)
   Pax World High Yield Fund .......................................     188,810     1,595,442
                                                                                   -----------

TOTAL MUTUAL FUND ..................................................                 1,595,442
                                                                                   -----------

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2003
(Unaudited)

                                                         PRINCIPAL
                                                          AMOUNT        VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES (48.9%)

FANNIE MAE (23.2%)
   6.50%, 8/15/04 ...................................   $  250,000   $   264,871
   2.25%, 5/15/06 ...................................    1,250,000     1,266,713
   7.38%, 9/1/06 ....................................      450,000       489,654
   4.75%, 1/2/07 ....................................    1,000,000     1,079,766
   5.25%, 1/15/09 ...................................    1,250,000     1,403,525
   7.25%, 1/15/10 ...................................    1,750,000     2,170,525
   7.45%, 10/1/11 ...................................      466,994       536,604
   6.00%, 4/1/16 ....................................    1,057,137     1,103,629
   6.00%, 8/1/16 ....................................      330,472       344,923
   6.00%, 11/1/16 ...................................      648,037       676,375
   6.00%, 11/1/16 ...................................      549,477       573,506
   5.50%, 12/1/16 ...................................      956,049       993,268
   5.50%, 2/1/17 ....................................      340,692       353,957
   5.00%, 3/1/18 ....................................      485,296       501,907
   7.00%, 11/1/19 ...................................      117,550       124,645
   6.50%, 6/1/32 ....................................      721,776       752,691
   6.00%, 10/1/32 ...................................    1,443,966     1,501,150
   5.00%, 2/1/33 ....................................    1,991,599     2,026,608
   5.50%, 3/1/33 ....................................    1,095,394     1,134,091
   5.50%, 4/1/33 ....................................    1,481,892     1,534,280
                                                                     -----------
                                                                      18,832,688
                                                                     -----------
FEDERAL HOME LOAN BANK (3.6%)
   3.63%, 10/15/04 ..................................      500,000       515,427
   3.75%, 8/15/07 ...................................    1,000,000     1,053,407
   6.63%, 11/15/10 ..................................      900,000     1,083,374
   3.88%, 6/14/13 ...................................      300,000       300,920
                                                                     -----------
                                                                       2,953,128
                                                                     -----------
FREDDIE MAC (15.7%)
   6.88%, 1/15/05 ...................................    1,860,000     2,017,934
   5.50%, 7/1/17 ....................................      993,147     1,030,078
   5.00%, 10/1/17 ...................................      826,087       854,105
   5.50%, 11/1/17 ...................................    1,139,148     1,181,508
   6.00%, 2/1/18 ....................................      838,011       871,472
   5.00%, 5/1/18 ....................................      689,800       713,074
   4.50%, 6/1/18 ....................................    1,280,000     1,308,667
   6.75%, 9/15/29 ...................................      400,000       495,604
   6.50%, 2/1/31 ....................................      159,851       166,342
   6.75%, 3/15/31 ...................................    1,218,000     1,516,410
   6.50%, 5/1/31 ....................................      283,466       295,604
   6.50%, 8/1/31 ....................................      274,855       286,018
   6.50%, 2/1/32 ....................................      836,639       870,619
   6.00%, 10/1/32 ...................................    1,124,850     1,166,289
                                                                     -----------
                                                                      12,773,724
                                                                     -----------

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2003
(Unaudited)

                                                                      PRINCIPAL
                                                                       AMOUNT        VALUE
---------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES, continued

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (6.2%)
   6.88%, 9/15/08 ................................................   $  296,086   $   320,306
   7.50%, 2/15/23 ................................................      273,439       280,745
   7.00%, 12/20/30 ...............................................      358,814       377,541
   6.50%, 4/20/31 ................................................      472,106       493,245
   6.50%, 7/20/31 ................................................      630,757       658,996
   7.00%, 10/20/31 ...............................................      220,431       231,847
   6.50%, 10/20/31 ...............................................      489,171       511,074
   7.00%, 3/20/32 ................................................    1,080,677     1,136,689
   6.93%, 9/15/39 ................................................      430,620       494,950
   6.85%, 10/15/39 ...............................................      491,458       563,781
                                                                                  -----------
                                                                                    5,069,174
                                                                                  -----------
SMALL BUSINESS ADMINISTRATION (0.2%)
   7.35%, 8/10/05 ................................................      102,004       110,794
   2.00%, 9/25/18 ................................................       46,425        46,500
                                                                                  -----------
                                                                                      157,294
                                                                                  -----------
TOTAL U.S. GOVERNMENT AGENCIES ...................................                 39,786,008
                                                                                  -----------

U.S. GOVERNMENT AGENCIES* - DISCOUNT NOTES (1.2%)

FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.2%)
   0.95%, 7/21/03 ................................................    1,000,000       999,472
                                                                                  -----------

TOTAL U.S. GOVERNMENT AGENCIES* - DISCOUNT NOTES .................                    999,472
                                                                                  -----------

U.S. TREASURY OBLIGATIONS (0.1%)

PRIVATE EXPORT FUNDING (0.1%)
   Export Funding Trust, Series 1994-A, Class A, 7.89%, 2/15/05 ..       50,000        52,396
                                                                                  -----------

TOTAL U.S. TREASURY OBLIGATIONS ..................................                     52,396
                                                                                  -----------

TOTAL INVESTMENTS (COST $75,721,022) (a) - 98.4% .................                 79,941,806
   Other assets in excess of liabilities - 1.6% ..................                  1,295,669
                                                                                  -----------
   NET ASSETS - 100.0% ...........................................                $81,237,475
                                                                                  ===========

----------
(a) Represents cost for financial reporting purposes, is substantially the same as cost for the federal income tax, and differs from market value by net unrealized appreciation of securities as follows:

     Unrealized appreciation ....................................   $4,305,846
     Unrealized depreciation ....................................      (85,064)
                                                                    ----------
     Net unrealized depreciation ................................   $4,220,784
                                                                    ==========
(b) 144A security which is restricted as to resale to institutional investors. These securities have been deemed liquid under guidelines established by the Board of Trustees.
(c) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees.
*    Rates disclosed represent yield effective at purchase.
+ Rates presented are the rates in effect at June 30, 2003. Date presented reflects next rate change date. ACES - Automatic Common Exchange Securities

See notes to financial statements.

Statement of assets and liabilities

MMA Praxis Intermediate Income Fund
Statement of assets and liabilities
June 30, 2003
(Unaudited)

ASSETS:
Investments, at value (cost $74,846,022) ..............................   $79,066,806
Investment in affiliates, at value (cost $875,000) ....................       875,000
                                                                          -----------
      Total Investments ...............................................    79,941,806
                                                                          -----------
Cash ..................................................................       595,928
Interest receivable ...................................................       966,339
Receivable for capital shares issued ..................................        17,581
Receivable from investment advisor ....................................         1,789
Prepaid expenses ......................................................        30,422
                                                                          -----------
      Total Assets ....................................................    81,553,865
                                                                          -----------
LIABILITIES:
Distributions payable to shareholders .................................       200,341
Accrued expenses and other payables:
   Administration fees ................................................             3
   Distribution fees ..................................................        33,355
   Shareholder servicing fees .........................................         3,346
   Other ..............................................................        79,345
                                                                          -----------
      Total Liabilities ...............................................       316,390
                                                                          -----------
NET ASSETS:
Capital ...............................................................    78,619,979
Accumulated net investment income .....................................        69,018
Accumulated net realized losses from investment transactions ..........    (1,672,306)
Net unrealized appreciation from investments ..........................     4,220,784
                                                                          -----------
      Net Assets ......................................................   $81,237,475
                                                                          ===========
Net Assets
   Class A ............................................................   $36,681,037
   Class B ............................................................    44,556,438
                                                                          -----------
      Total ...........................................................   $81,237,475
                                                                          ===========
Shares Outstanding
(unlimited number of shares authorized with $.01 par value) ...........
   Class A ............................................................     3,592,130
   Class B ............................................................     4,365,319
                                                                          -----------
      Total ...........................................................     7,957,449
                                                                          ===========
Net asset value
   Class A - Redemption price per share ...............................   $     10.21
                                                                          ===========
   Class A - Maximum Sales Charge .....................................          3.75%
                                                                          ===========
   Class A - Maximum Offering Price Per Share (100%/(100%-Maximum
      Sales Charge) of net asset value adjusted to the nearest cent) ..   $     10.61
                                                                          ===========
   Class B - offering price per share* ................................   $     10.21
                                                                          ===========

----------
* Redemption price per share (Class B) varies by length of time shares are held.

See notes to financial statements.

                                                         Statement of operations

MMA Praxis Intermediate Income Fund
Statement of operations
For the six months ended June 30, 2003
(Unaudited)

INVESTMENT INCOME:
Interest .........................................................   $1,860,336
Dividends ........................................................       38,751
Interest from affiliates .........................................       14,891
                                                                     ----------
      Total Investment Income ....................................    1,913,978
                                                                     ----------
EXPENSES:
Investment advisory fees .........................................      192,815
Administration fees ..............................................       57,845
Distribution fees-Class A ........................................       42,550
Distribution fees-Class B ........................................      161,573
Shareholder servicing fees-Class A ...............................       42,550
Shareholder servicing fees-Class B ...............................       53,858
Custodian fees ...................................................        5,462
Accounting fees ..................................................       26,630
Trustees' fees and expenses ......................................        3,829
Transfer agent fees ..............................................      115,852
Other expenses ...................................................       46,061
                                                                     ----------
      Total expenses before reductions/reimbursements ............      749,025
   Expenses reimbursed by Investment Advisor .....................     (217,119)
   Expenses reduced by Administrator .............................      (19,282)
   Expenses reduced by Distributor ...............................     (102,141)
                                                                     ----------
      Net Expenses ...............................................      410,483
                                                                     ----------
Net Investment Income ............................................    1,503,495
                                                                     ----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains from investment transactions ..................      939,587
Change in unrealized appreciation/depreciation from investments ..      246,604
                                                                     ----------
Net realized/unrealized gains on investments .....................    1,186,191
                                                                     ----------
Change in net assets resulting from operations ...................   $2,689,686
                                                                     ==========

See notes to financial statements.

Statements of changes in net assets

MMA Praxis Intermediate Income Fund
Statements of changes in net assets

                                                                 Six Months      Year Ended
                                                               Ended June 30,   December 31,
                                                                    2003            2002
--------------------------------------------------------------------------------------------
                                                                 (Unaudited)
From Investment Activities:
Net investment income ......................................    $ 1,503,495     $ 3,221,076
Net realized gains (losses) from investment transactions ...        939,587        (622,363)
Change in unrealized appreciation/depreciation from
   investments .............................................        246,604       3,157,977
                                                                -----------     -----------
Change in net assets resulting from operations .............      2,689,686       5,756,690
                                                                -----------     -----------
Distributions to Class A Shareholders:
   From net investment income ..............................       (670,741)     (1,498,300)

Distributions to Class B Shareholders:
   From net investment income ..............................       (764,013)     (1,762,762)
                                                                -----------     -----------
Change in net assets from capital transactions .............     (1,434,754)     (3,261,062)
                                                                -----------     -----------
Change in net assets from capital transactions .............      6,047,328       8,695,041
                                                                -----------     -----------

Change in net assets .......................................      7,302,260      11,190,669

Net Assets:
   Beginning of period .....................................     73,935,215      62,744,546
                                                                -----------     -----------
   End of period ...........................................    $81,237,475     $73,935,215
                                                                ===========     ===========

See notes to financial statements.

                                                            Financial highlights

MMA Praxis Intermediate Income Fund
Financial highlights

For a share outstanding throughout the period indicated.

                                                                                Class A Shares
                                                 ---------------------------------------------------------------------------
                                                   Six Months      Year Ended      Year Ended     Year Ended    Period Ended
                                                 Ended June 30,   December 31,    December 31,   December 31,   December 31,
                                                      2003            2002            2001           2000          1999(a)
----------------------------------------------------------------------------------------------------------------------------
                                                  (unaudited)
Net Asset Value, Beginning of Period .........     $ 10.05          $  9.69         $  9.62         $  9.46     $  9.88
                                                   -------          -------         -------         -------     -------
Investment Activities:
   Net investment income .....................        0.21             0.48            0.54            0.58        0.33
   Net realized and unrealized gains
      (losses) from investments ..............        0.15             0.37            0.07            0.16       (0.37)
                                                   -------          -------         -------         -------     -------
   Total from Investment Activities ..........        0.36             0.85            0.61            0.74       (0.04)
                                                   -------          -------         -------         -------     -------
Distributions:
   Net investment income .....................       (0.20)           (0.49)          (0.54)          (0.58)      (0.37)
   Net realized gains ........................          --               --              --              --       (0.01)
                                                   -------          -------         -------         -------     -------
   Total Distributions .......................       (0.20)           (0.49)          (0.54)          (0.58)      (0.38)
                                                   -------          -------         -------         -------     -------
Net Asset Value, End of Period ...............     $ 10.21          $ 10.05         $  9.69         $  9.62     $  9.46
                                                   =======          =======         =======         =======     =======
Total Return (excludes sales charge) .........        3.58%(b)         9.02%           6.47%           8.03%      (0.45%)(b)

Ratios/Supplemental Data:
   Net Assets at end of period (000) .........     $36,681          $32,391         $26,931         $20,410     $17,670
   Ratio of expenses to average net assets ...        0.85%(c)         0.85%           0.85%           0.85%       0.85%(c)
   Ratio of net investment income to
      average net assets .....................        4.12%(c)         4.94%           5.59%           6.15%       5.81%(c)
   Ratio of expenses to average net assets*...        1.66%(c)         1.69%           1.65%           1.66%       1.66%(c)
   Portfolio turnover (d) ....................       23.78%           58.16%          36.00%          49.66%      37.78%

----------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reductions had not occurred, the ratios would have been as indicated.
(a) For the period from May 12, 1999 (commencement of operations) through December 31, 1999.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Intermediate Income Fund
Financial highlights, continued

For a share outstanding throughout the period indicated.

                                                                                Class B Shares
                                           -----------------------------------------------------------------------------------------
                                             Six Months      Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                           Ended June 30,   December 31,   December 31,   December 31,   December 31,   December 31,
                                                2003            2002           2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------
                                             (Unaudited)
Net Asset Value, Beginning of Period ...     $ 10.05           $  9.69        $  9.61        $  9.46        $ 10.17        $ 10.01
                                             -------           -------        -------        -------        -------        -------
Investment Activities:
   Net investment income ..............         0.19              0.45           0.52           0.55           0.54           0.54
   Net realized and unrealized gains
      (losses) from investments ........        0.15              0.36           0.07           0.15          (0.73)          0.17
                                             -------           -------        -------        -------        -------        -------
Total from Investment Activities .......        0.34              0.81           0.59           0.70          (0.19)          0.71
                                             -------           -------        -------        -------        -------        -------

Distributions:
   Net investment income ...............       (0.18)            (0.45)         (0.51)         (0.55)         (0.51)         (0.54)
   Net realized gains ..................          --                --             --             --          (0.01)         (0.01)
                                             -------           -------        -------        -------        -------        -------
Total Distributions ....................       (0.18)            (0.45)         (0.51)         (0.55)         (0.52)         (0.55)
                                             -------           -------        -------        -------        -------        -------
Net Asset Value, End of Period .........     $ 10.21           $ 10.05        $  9.69        $  9.61        $  9.46        $ 10.17
                                             =======           =======        =======        =======        =======        =======

Total Return (excludes redemption
   charge) .............................        3.39%(a)          8.64%          6.21%          7.68%         (1.90%)         7.29%

Ratios/Supplemental Data:
Net Assets at end of period (000) ......     $44,556           $41,544        $35,814        $33,212        $33,111        $42,388
Ratio of expenses to average net
   assets ..............................        1.30%(b)          1.20%          1.20%          1.20%          1.16%          1.10%
Ratio of net investment income to
   average net assets ..................        3.73%(b)          4.59%          5.26%          5.79%          5.35%          5.37%
Ratio of expenses to average net
   assets* .............................        2.16%(b)          2.19%          2.15%          2.16%          2.17%          2.37%
Portfolio turnover (c) .................       23.78%            58.16%         36.00%         49.66%         37.78%         33.89%

----------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.
(a)  Not annualized.
(b)  Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Core Stock Fund
Semi-annual report to shareholders
Portfolio managers' letter

At the beginning of the year we wrote about the prospects of war, a weak economy, and the continuing aftermath of the speculative bubble. Not exactly the stuff of a strong stock market rally, but what a rally it has been. Since its most recent low on March 11, the S&P 500 Index/1/ has rallied 21.7 percent.

Reasons for the rally are many, but it all started with investors' early perception of success of the U.S. military campaign in Iraq. The rally might have fizzled with the fall of Baghdad in early April, but companies soon began reporting stronger-than-expected profits for the first quarter. These profit surprises came mostly as a result of strong cost controls and productivity gains because of slimmed-down payrolls, but they were profits nonetheless.

The positive profit news caused investor sentiment to shift from overwhelmingly negative to giddily positive in a short period of time. Company news that only a few months earlier would have sent the market lower was shrugged off as irrelevant. As sentiment shifted, cash flowed into stock funds inducing investment managers to buy stocks. Hedge fund managers, who had been short stocks (the act of borrowing and selling stocks in anticipation of buying them later at lower prices, thus "covering" their short positions) began to cover their positions to avoid losses, creating even more buying pressure.

Oil prices continued to fall from their pre-war highs, and lower interest rates encouraged investors to bid stocks higher since future earnings could be discounted at lower rates. Also, bond investors became wary that the debt rally might be running out of steam. With rates so low and bond prices so high, many began to view stocks as comparatively more promising investments. Finally, the tax plan passed by Congress primed the economic pump even more, increasing the expectation that the U.S. economy was ripe for a second-half recovery.

Missing from the second quarter's strong performance was widespread improvement in corporate revenue growth. Most companies are still cautious about the rest of the year. The proof of the current rally will be in the ability of companies to deliver the performance that investors have already factored into stock prices.

Portfolio review

MMA Praxis Core Stock Fund benefited from the many positive stimuli discussed above, but disproportionately less than the market indexes. A number of factors negatively impacted the fund's relative performance even as the fund's holdings rose along with the equity markets.

While the fund held some stocks with very strong performance during the quarter, it didn't own enough of them. Dollar General (1.44% of net assets as of 6/30/03), AOL Time Warner (0.81%), Sun Microsystems (0.36%), Chubb (1.87%), Cisco (1.40%), and Intel (1.55%) all generated impressive gains (from 25 percent to 50 percent), but none of them were among our top 10 holdings. By contrast, some of the fund's largest holdings didn't participate in

----------
/1/ Please refer to the Glossary of Terms on page A for additional information on the referenced benchmark indices.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

the rally. Microsoft (2.74%), Fannie Mae (2.92%), and Procter & Gamble (2.83%) were up only modestly while Johnson & Johnson (3.08%) traded down over 10 percent in marked contrast to many of its brethren in the healthcare sector.

Among the first group of strong performers, semiconductors, brokers, and certain industrial stocks did very well as they normally do when the market rises from a sharp bottom. The fund's portfolio has some exposure to each of these areas of the market, but failed to hold enough of these types of stocks to keep up.

The second group of strong performers, those that were most beaten down during the bear market, included stocks like Lucent, Nortel, JDS Uniphase, and Corning that all recovered from very low, lows after the bottom fell out of the telecommunications equipment market. While the fund owned some of these stocks in the past, they were sold earlier in the bear market on concerns that their recovery was a long way off. Despite their stock price success, these companies continue to struggle in what the CEO of Tellabs recently called "a sick industry."

Stocks in the utility sector also rebounded tremendously from their lows. Williams Companies, which we have written about in the past, recovered from the brink of insolvency late last year to generate a 190 percent return in the second quarter. We sold Williams last November on concern about the company's lack of liquidity. Others in the group including Dynegy, AES, and Calpine all recovered by over 100 percent during the quarter./2/

Finally, some sectors like homebuilding and biotechnology stocks did very well because the conditions were just right. The homebuilders have been on a tear since early in the fourth quarter of 2002, fueled by low mortgage rates and widespread consolidation in the homebuilding industry. The fund has exposure to the homebuilding industry through Masco Corporation (2.23%) that generates roughly 40 percent of its revenues by selling products and providing installation services for the building of new homes. Masco joined in the rally, trading up 29 percent during the quarter./2/

Biotechnology companies also performed relatively better than pharmaceutical and medical technology companies, to the fund's disadvantage. Companies like Medimmune, Amgen, and Genzyme all generated returns greater than 30 percent during the quarter. By contrast, the fund's holdings in medical technology companies like Medtronic (3.05%) and Biomet (1.74%) trailed, while its largest holdings in the pharmaceutical sector like Pfizer (3.60%) and Merck (1.97%) generated solid, but not stellar, returns. Johnson & Johnson registered a loss of 10.3 percent for the quarter as investors, in a counter-intuitive move, sold off the stock after J&J released its much-anticipated new drug-coated stent./2/

Transactions

During the first half of the year we added three very strong companies to the fund's portfolio, each market leaders in their own right, at valuations that we believe give the fund room to generate healthy returns. Sysco Corp (1.06%) is first and foremost a food distribution company that focuses on independent restaurants but also serves chains, hospitals, hotels, and other institutions. Strong margins on its own brands and opportunities to consolidate a very fragmented food distribution market in the U.S. give Sysco plenty of room to grow. We started a position when it traded lower in March as investors learned of accounting problems at Sysco's smaller rival, U.S. Foodservice.

We also purchased Dover Corporation (1.28%), a diversified manufacturing company whose 50 companies are usually No. 1 or No. 2 in their niche markets. The company has a history of

----------
/2/ Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

acquiring strong companies, retaining management, and operating a very decentralized organization. Despite aggressive restructuring, the company has suffered from low sales growth over the last two years. We used this opportunity to purchase a company with strong prospects for growth as the economy recovers, but which was trading at depressed levels./2/

More recently, we purchased 3M Company (0.44%), a diversified technology and chemical company with leading positions in health care, safety, electronics, telecommunications, industrial, consumer and office, and other markets. We expect the operational improvements made under new management over the last few years will continue./2/

In a general sense, we positioned the fund's portfolio during the first half of the year with the expectation that the economy would slowly recover. The fund owned stocks that we thought would do well in this positive, but relatively lukewarm, scenario. To date, the economy appears to be on a modest upward trajectory like we expected, but investors as a whole are clearly anticipating a significantly better recovery in the economy and corporate earnings in the second half of the year.

Outlook

Second quarter corporate earnings appear to be coming in with a positive bias, though some companies are still struggling. According to Thomson First Call, companies made fewer negative preannouncements about their second quarter earnings than they did in the first quarter, suggesting that business is improving.

We expect the economy to remain on an improving trend due to very expansionary fiscal and monetary policies. Because of this, we anticipate adding to the fund's holdings in the industrial sector, which we believe has yet to participate fully in the stock market rally.

We conclude with a word about what we have been doing in the face of our poor relative performance during the first half of the year. First, we are not changing our basic view on what constitutes a good long-term investment. We continue to look for well-managed companies that are gaining market share and that are trading at reasonable valuations relative to their earning power. Second, we have redoubled our efforts with respect to evaluating the fund's holdings. We are asking ourselves questions like:

..    Why did we buy this stock in the first place?
..    What is our current thesis on the stock?
..    What would cause us to sell?

We will continue to invest with a long-term view while taking cues from latest company and market information available to us.

Chad M. Horning, CFA
MMA Praxis Core Stock Fund co-manager

John M. Nussbaum, CFA
MMA Praxis Core Stock Fund co-manager

-----------
Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

/2/ Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Performance review

MMA Praxis Core Stock Fund
Performance review

Average annual total returns as of 6/30/03

                                                 Since
               1 Year     3 Year     5 Year    Inception
               ------     ------     ------    ---------
Class A        -4.55%     -8.04%     -2.05%      7.02%

Class B        -5.18%     -8.61%     -2.57%      6.72%

            Inception                                Since
              Date      1 Year   3 Year   5 Year   Inception
            ---------   ------   ------   ------   ---------
Class A      5/12/99     -4.55%   -8.04%   -2.05%    7.02%
Class A*     5/12/99     -9.57%   -9.68%   -3.10%    6.42%

Class B      1/4/94      -5.18%   -8.61%   -2.57%    6.72%
Class B**    1/4/94      -8.97%   -9.21%   -2.72%    6.72%

Class A Share of this fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 1/4/94.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Growth of $10,000 investment 1/4/94 to 6/30/03

 Core Stock Line plot points
                                                  Standard &
            Class A     Class B    Domini 400     Poor's 500
           --------     -------      Social         Stock
                                    Index /2/      Index /1/
                                   ----------     ----------
1/94        9744          9880       10000           10000
            9177          9296        9661            9612
12/94       9504          9637       10132           10018
           11345         11569       12180           12141
12/95      12671         12968       13939           13845
           13294         13726       15347           15238
12/96      14683         15191       17140           17126
           17057         17795       20673           20865
12/97      18962         19805       22858           23678
           20011         21012       26907           28160
12/98      20092         21097       29391           31859
           23351         24607       33030           35791
12/99      22643         23775       35576           39667
           23201         24284       35425           38731
12/00      22546         23528       32336           33963
           21495         22353       30171           31490
12/01      20769         21521       28497           29864
           18899         19547       24737           26315
12/02      16998         17524       22190           20734
6/03       18040         18535       24797           23116

This chart represents historical performance of a hypothetical investment of $10,000 in the Core Stock Fund from 1/4/94 to 6/30/03, and represents the reinvestment of dividends and capital gains in the fund.

Past performance is no guarantee of future results. Investment returns and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*    Reflects maximum front-end sales charge of 5.25%.
**   Reflects applicable contingent deferred sales charge of 4.00%.

Class A Share of this fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 1/4/94.

/1/ The S&P 500 Composite Stock Price Index (the "S&P 500(R) Index")is a widely recognized, unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

/2/ The Domini 400 Social Index is an unmanaged index of 400 common stocks that pass multiple, broad-based social screens and is intended to be generally representative of the socially responsible investment market.

The above indicies are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of portfolio investments

MMA Praxis Core Stock Fund
Schedule of portfolio investments
June 30, 2003
(Unaudited)

                                                            SHARES      VALUE
--------------------------------------------------------------------------------
COMMON STOCKS (94.3%)

BANKS (8.8%)
   Bank of America Corp. ...............................    45,000   $ 3,556,350
   Bank One Corp. ......................................    63,000     2,342,340
   Fifth Third Bancorp. ................................    45,000     2,580,300
   Wells Fargo Co. .....................................    88,000     4,435,199
                                                                     -----------
                                                                      12,914,189
                                                                     -----------
BEVERAGES (3.4%)
   PepsiCo, Inc. .......................................   113,000     5,028,500
                                                                     -----------
CHEMICALS - GENERAL (1.4%)
   Air Products & Chemicals, Inc. ......................    51,000     2,121,600
                                                                     -----------
COMPUTERS & PERIPHERALS (4.4%)
   Cisco Systems, Inc. (b) .............................   124,000     2,069,560
   Dell Computer Corp. (b) .............................    51,000     1,629,960
   Intel Corp. .........................................   110,000     2,286,240
   Sun Microsystems, Inc. (b) ..........................   115,000       529,000
                                                                     -----------
                                                                       6,514,760
                                                                     -----------
CONSUMER GOODS & SERVICES (2.8%)
   Procter & Gamble Co. ................................    47,000     4,191,460
                                                                     -----------
COSMETICS & TOILETRIES (2.8%)
   Gillette Co. ........................................    55,000     1,752,300
   Kimberly Clark Corp. ................................    45,000     2,346,300
                                                                     -----------
                                                                       4,098,600
                                                                     -----------
ELECTRONIC & ELECTRICAL - GENERAL (4.7%)
   Altera Corp. (b) ....................................    22,000       360,800
   Emerson Electric Co .................................    65,000     3,321,500
   Jabil Circuit, Inc. (b) .............................    62,000     1,370,200
   Texas Instruments, Inc ..............................    46,000       809,600
   Thomas & Betts Corp. (b) ............................    74,000     1,069,300
                                                                     -----------
                                                                       6,931,400
                                                                     -----------
FINANCIAL SERVICES (5.4%)
   Citigroup, Inc. .....................................    85,000     3,638,000
   Fannie Mae ..........................................    64,000     4,316,160
                                                                     -----------
                                                                       7,954,160
                                                                     -----------
FOOD DISTRIBUTORS & WHOLESALERS (2.5%)
   Safeway, Inc. (b) ...................................   102,600     2,099,196
   Sysco Corp. .........................................    52,100     1,565,084
                                                                     -----------
                                                                       3,664,280
                                                                     -----------
FOOD PRODUCTS (1.1%)
   Sara Lee Corp. ......................................    86,000     1,617,660
                                                                     -----------
HOME DECORATION PRODUCTS (1.3%)
   Newell Rubbermaid, Inc. .............................    70,000     1,960,000
                                                                     -----------

MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
June 30, 2003
(Unaudited)

                                                            SHARES      VALUE
--------------------------------------------------------------------------------
COMMON STOCKS, continued

INDUSTRIAL GOODS & SERVICES (2.2%)
   Masco Corp. .........................................   138,000   $ 3,291,300
                                                                     -----------
INSURANCE (6.9%)
   Allstate Corp. ......................................    80,000     2,852,000
   American International Group, Inc. ..................    61,000     3,365,980
   Chubb Corp. .........................................    46,000     2,760,000
   Protective Life Corp. ...............................    45,000     1,203,750
                                                                     -----------
                                                                      10,181,730
                                                                     -----------
MANUFACTURING (1.7%)
   3M Co. ..............................................     5,000       644,900
   Dover Corp. .........................................    63,000     1,887,480
                                                                     -----------
                                                                       2,532,380
                                                                     -----------
MEDICAL SUPPLIES (7.9%)
   Biomet, Inc. ........................................    90,000     2,579,400
   Johnson & Johnson, Inc. .............................    88,000     4,549,600
   Medtronic, Inc. .....................................    94,000     4,509,180
                                                                     -----------
                                                                      11,638,180
                                                                     -----------
MULTIMEDIA (0.8%)
   AOL Time Warner, Inc. (b) ...........................    74,000     1,190,660
                                                                     -----------
NEWSPAPERS (1.1%)
   Gannett Co., Inc. ...................................    21,900     1,682,139
                                                                     -----------
OFFICE EQUIPMENT & SERVICES (2.4%)
   Pitney Bowes, Inc. ..................................    92,000     3,533,720
                                                                     -----------
OIL & GAS EXPLORATION, PRODUCTION & SERVICES (3.0%)
   Anadarko Petroleum Corp. ............................    35,000     1,556,450
   ENSCO International, Inc. ...........................    50,000     1,345,000
   Transocean Sedco Forex, Inc. ........................    73,000     1,603,810
                                                                     -----------
                                                                       4,505,260
                                                                     -----------
OIL - INTEGRATED (2.4%)
   BP Amoco PLC ADR ....................................    86,000     3,613,720
                                                                     -----------
OILFIELD SERVICES & EQUIPMENT (0.7%)
   Schlumberger Ltd. ...................................    21,000       998,970
                                                                     -----------
PACKAGING/CONTAINERS (1.6%)
   Sonoco Products Co. .................................    98,000     2,353,960
                                                                     -----------
PHARMACEUTICALS (8.7%)
   Cardinal Health, Inc. ...............................    70,000     4,501,000
   Merck & Co., Inc. ...................................    48,000     2,906,400
   Pfizer, Inc. ........................................   156,000     5,327,400
                                                                     -----------
                                                                      12,734,800
                                                                     -----------
RAILROADS (1.0%)
   Norfolk Southern Corp. ..............................    76,000     1,459,200
                                                                     -----------

MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
June 30, 2003
(Unaudited)
                                                        SHARES OR
                                                        PRINCIPAL
                                                         AMOUNT         VALUE
--------------------------------------------------------------------------------
COMMON STOCKS, continued

RESTAURANTS (1.2%)
   Darden Restaurants, Inc. ........................       52,500   $    996,450
   Wendy's International, Inc. .....................       26,000        753,220
                                                                    ------------
                                                                       1,749,670
                                                                    ------------
RETAIL (5.8%)
   Dollar General Corp. ............................      116,562      2,128,422
   Lowe's Cos., Inc. ...............................       62,000      2,662,900
   Target Corp. ....................................      102,000      3,859,680
                                                                    ------------
                                                                       8,651,002
                                                                    ------------
SOFTWARE & COMPUTER SERVICES (5.2%)
   First Data Corp. ................................       40,000      1,657,600
   Microsoft Corp. .................................      158,000      4,046,380
   Oracle Corp. (b) ................................      167,000      2,007,340
                                                                    ------------
                                                                       7,711,320
                                                                    ------------
TECHNOLOGY (0.3%)
   Applied Materials, Inc. (b) .....................       32,000        507,520
                                                                    ------------
TELECOMMUNICATIONS (2.8%)
   AT&T Wireless Services, Inc. (b) ................       78,342        643,188
   SBC Communications, Inc. ........................       65,000      1,660,750
   Verizon Communications, Inc. ....................       46,000      1,814,700
                                                                    ------------
                                                                       4,118,638
                                                                    ------------

TOTAL COMMON STOCKS ................................                 139,450,778
                                                                    ------------
CORPORATE NOTES (1.3%)

COMMUNITY DEVELOPMENT (1.3%)
   MMA Community Development Investment, Inc.,
      1.53%, 7/1/03+ (c) ...........................   $  395,000        395,000
   MMA Community Development Investment, Inc.,
      2.29%, 7/1/03+ (c) ...........................    1,570,000      1,570,000
                                                                    ------------
TOTAL CORPORATE NOTES ..............................                   1,965,000
                                                                    ------------
U.S. GOVERNMENT AGENCIES* - DISCOUNT NOTES (3.9%)

FEDERAL HOME LOAN MORTGAGE CORPORATION (3.1%)
   0.90%, 8/14/03 ..................................    4,500,000      4,494,722
                                                                    ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.8%)
   0.95%, 7/21/03 ..................................    1,250,000      1,249,340
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCIES* - DISCOUNT NOTES ...                   5,744,062
                                                                    ------------
TOTAL INVESTMENTS (COST $157,144,034) (a) - 99.5% ..                 147,159,840
   Other assets in excess of liabilities - 0.5% ....                     738,501
                                                                    ------------
   NET ASSETS - 100.0% .............................                $147,898,341
                                                                    ============

MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
June 30, 2003
(Unaudited)

--------------------------------------------------------------------------------

----------
(a) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by net unrealized depreciation of securities as follows:

     Unrealized appreciation ...................   $ 18,066,254
     Unrealized depreciation ...................    (28,050,448)
                                                   ------------
     Net unrealized depreciation                   $ (9,984,194)
                                                   ============
(b)  Represents non-income producing securities.
(c) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933.
     These securities have been deemed illiquid under guidelines established by the Board of Trustees.
*    Effective yield at purchase.
+ Variable rate security. Rates presented are the rates in effect at June 30, 2003. Date presented reflects next rate change date.

     ADR - American Depositary Receipt
     PLC - Public Liability Co.

See notes to financial statements.

Statement of assets and liabilities

MMA Praxis Core Stock Fund
Statement of assets and liabilities
June 30, 2003
(Unaudited)

ASSETS:
Investments, at value (cost $155,179,034) ......................   $145,194,840
Investment in affiliates, at value (cost $1,965,000) ...........      1,965,000
                                                                   ------------
      Total Investments ........................................    147,159,840
                                                                   ------------
Cash ...........................................................      1,044,323
Interest and dividends receivable ..............................        151,871
Receivable for capital shares issued ...........................         42,799
Prepaid expenses ...............................................         39,971
                                                                   ------------
      Total Assets .............................................    148,438,804
                                                                   ------------

LIABILITIES:
Distributions payable to shareholders ..........................         10,983
Payable for investments purchased ..............................        258,498
Accrued expenses and other payables:
   Investment advisory fees ....................................         43,425
   Distribution fees ...........................................         79,154
   Shareholder servicing fees ..................................         26,824
   Other .......................................................        121,579
                                                                   ------------
      Total Liabilities ........................................        540,463
                                                                   ------------
NET ASSETS:
Capital ........................................................    179,060,212
Accumulated net investment loss ................................        (20,636)
Accumulated net realized losses from investment transactions ...    (21,157,041)
Net unrealized depreciation from investments ...................     (9,984,194)
                                                                   ------------
      Net Assets ...............................................   $147,898,341
                                                                   ============

Net Assets
   Class A .....................................................   $ 32,175,960
   Class B .....................................................    115,722,381
                                                                   ------------
      Total ....................................................   $147,898,341
                                                                   ============
Shares outstanding
   (unlimited number of shares authorized with $.01 par value)
   Class A .....................................................      2,757,223
   Class B .....................................................     10,184,324
                                                                   ------------
      Total ....................................................     12,941,547
                                                                   ============
Net asset value
   Class A - Redemption Price Per Share ........................   $      11.67
                                                                   ============
   Class A - Maximum Sales Charge ..............................           5.25%
                                                                   ============
   Class A - Maximum Offering Price Per Share..
      (100%/(100%-Maximum Sales Charge) of net asset value
      adjusted to the nearest cent) ............................   $      12.32
                                                                   ============
   Class B - offering price per share* .........................   $      11.36
                                                                   ============

----------
* Redemption price per share (Class B) varies by length of time shares are held.

See notes to financial statements.

MMA Praxis Core Stock Fund
Statement of operations
For the six months ended June 30, 2003
(Unaudited)

INVESTMENT INCOME:
Interest ........................................................   $    22,285
Dividend ........................................................     1,091,771
Interest from affiliates ........................................        36,030
                                                                    -----------
      Total Investment Income ...................................     1,150,086
                                                                    -----------

EXPENSES:
Investment advisory fees ........................................       509,933
Administration fees .............................................       103,365
Distribution fees-Class A .......................................        34,973
Distribution fees-Class B .......................................       411,902
Shareholder servicing fees-Class A ..............................        34,973
Shareholder servicing fees-Class B ..............................       137,301
Custodian fees ..................................................            79
Accounting fees .................................................        25,519
Trustees' fees and expenses .....................................         7,149
Transfer agent fees .............................................       207,377
Other expenses ..................................................        83,318
                                                                    -----------
      Total expenses before reductions/reimbursements ...........     1,555,889
   Expenses reimbursed by Investment Advisor ....................      (282,095)
   Expenses reduced by Administrator ............................       (34,456)
   Expenses reduced by Distributor ..............................       (79,599)
                                                                    -----------
      Net Expenses ..............................................     1,159,739
                                                                    -----------
Net Investment Loss .............................................        (9,653)
                                                                    -----------

NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized losses from investment transactions ................    (2,046,020)
Change in unrealized appreciation/depreciation from
   investments ..................................................    10,135,744
                                                                    -----------
Net realized/unrealized gains on investments ....................     8,089,724
                                                                    -----------
Change in net assets resulting from operations ..................   $ 8,080,071
                                                                    ===========

See notes to financial statements.

Statements of changes in net assets

MMA Praxis Core Stock Fund
Statements of changes in net assets

                                                                Six Months      Year Ended
                                                              Ended June 30,   December 31,
                                                                   2003            2002
-------------------------------------------------------------------------------------------
                                                               (Unaudited)
From Investment Activities:
Net investment loss .......................................    $     (9,653)   $   (166,962)
Net realized losses from investments ......................      (2,046,020)    (14,843,919)
Change in unrealized appreciation/depreciation from
   investments ............................................      10,135,744     (15,766,559)
                                                               ------------    ------------
Change in net assets resulting from operations ............       8,080,071     (30,777,440)
                                                               ------------    ------------
Distributions to Class A Shareholders:
   From net investment income .............................         (10,983)             --
                                                               ------------    ------------
Change in net assets from distributions to shareholders ...         (10,983)             --
                                                               ------------    ------------
Change in net assets from capital transactions ............       2,917,378       3,121,899
                                                               ------------    ------------
Change in net assets ......................................      10,986,466     (27,655,541)

Net Assets:
   Beginning of period ....................................     136,911,875     164,567,416
                                                               ------------    ------------
   End of period ..........................................    $147,898,341    $136,911,875
                                                               ============    ============

See notes to financial statements.

                                                            Financial highlights

MMA Praxis Core Stock Fund
Financial highlights

For a share outstanding throughout the period indicated.

                                                                                 Class A Shares
                                                   --------------------------------------------------------------------------
                                                     Six Months      Year Ended     Year Ended     Year Ended    Period Ended
                                                   Ended June 30,   December 31,   December 31,   December 31,   December 31,
                                                        2003            2002           2001           2000           1999(a)
-----------------------------------------------------------------------------------------------------------------------------
                                                   (Unaudited)
Net Asset Value, Beginning of Period ...........     $ 11.00           $ 13.44        $ 14.59        $ 15.02     $ 17.39
                                                     -------           -------        -------        -------     -------
Investment Activities:
   Net investment income .......................        0.03              0.04           0.03           0.03        0.01
   Net realized and unrealized gains (losses)
      from investments .........................        0.64             (2.48)         (1.18)         (0.08)      (0.24)
                                                     -------           -------        -------        -------     -------
   Total from Investment Activities ............        0.67             (2.44)         (1.15)         (0.05)      (0.23)
                                                     -------           -------        -------        -------     -------
Distributions:
   Net realized gains ..........................          --                --             --          (0.38)      (2.14)
                                                     -------           -------        -------        -------     -------
   Total Distributions .........................          --                --             --          (0.38)      (2.14)
                                                     -------           -------        -------        -------     -------
Net Asset Value, End of Period .................     $ 11.67           $ 11.00        $ 13.44        $ 14.59     $ 15.02
                                                     =======           =======        =======        =======     =======
Total Return (excludes sales charge) ...........        6.13%(b)        (18.15%)        (7.88%)        (0.43%)     (0.91%)(b)

Ratios/Supplemental Data:
   Net Assets at end of period (000) ...........     $32,176           $25,314        $24,780        $17,783     $10,318
   Ratio of expenses to average net assets .....        1.25%(c)          1.20%          1.20%          1.20%       1.20%(c)
   Ratio of net investment income to average
      net assets ...............................        0.45%(c)          0.35%          0.25%          0.21%       0.20%(c)
   Ratio of expenses to average net assets*.....        1.86%(c)          1.94%          1.86%          1.82%       1.82%(c)
   Portfolio turnover (d) ......................        1.60%            10.20%         17.58%         22.77%      77.18%

----------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.
(a) For the period from May 12, 1999 (commencement of operations) through December 31, 1999.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Core Stock Fund
Financial highlights, continued

For a share outstanding throughout the period indicated.

                                                                               Class B Shares
                                          -----------------------------------------------------------------------------------------
                                            Six Months      Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                          Ended June 30,   December 31,   December 31,   December 31,   December 31,   December 31,
                                               2003            2002           2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
                                           (Unaudited)
Net Asset Value, Beginning of Period ..    $  10.74          $  13.19       $  14.42       $  14.94     $  15.29         $  15.72
                                           --------          --------       --------       --------     --------         --------

Investment Activities:
   Net investment loss ................       (0.01)            (0.02)         (0.04)         (0.05)       (0.06)              --
   Net realized and unrealized gains
      (losses) from investments .......        0.63             (2.43)         (1.19)         (0.09)        1.85             0.84
                                           --------          --------       --------       --------     --------         --------
Total from Investment Activities ......        0.62             (2.45)         (1.23)         (0.14)        1.79             0.84
                                           --------          --------       --------       --------     --------         --------
Distributions:
   Net realized gains .................          --                --             --          (0.38)       (2.14)           (1.27)
                                           --------          --------       --------       --------     --------         --------
Total Distributions ...................          --                --             --          (0.38)       (2.14)           (1.27)
                                           --------          --------       --------       --------     --------         --------

Net Asset Value, End of Period ........    $  11.36          $  10.74       $  13.19       $  14.42     $  14.94         $  15.29
                                           ========          ========       ========       ========     ========         ========

Total Return (excludes redemption
   charge) ............................        5.77%(a)        (18.57%)       (8.53%)        (1.04%)       12.16%            5.96%
Ratios/Supplemental Data:
   Net Assets at End of Period (000) ..    $115,722          $111,598       $139,788       $158,850     $158,286         $136,976
Ratio of expenses to average net
   assets .............................        1.90%(b)          1.75%          1.75%          1.75%        1.75%            1.69%
Ratio of net investment loss to
   average net assets .................       (0.13%)(b)        (0.20%)        (0.31%)        (0.33%)      (0.41%)          (0.02%)
Ratio of expenses to average net
   assets* ............................        2.36%(b)          2.44%          2.36%          2.31%        2.35%            2.53%
Portfolio turnover (c) ................        1.60%            10.20%         17.58%         22.77%       77.18%           91.32%

----------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.
(a)  Not annualized.
(b)  Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Value Index Fund
Semi-annual report to shareholders
Portfolio managers' letter

Value stocks performed comparatively better than growth stocks during the first half of the year, but nearly all boats rose with the tide of improving investor sentiment. All but 30 stocks in the S&P 500 Index/1/ rose during the second quarter.

So-called value stocks performed slightly better because it was stocks that were most beaten down during the bear market that performed best over the last three-and-a-half months. As the second quarter commenced, many of these stocks traded at low levels not seen since before the rally of the 1990s. While they have recovered to some extent, they remain well below the highs they reached in early 2000. Other traditional value stocks in the industrial sector also performed strongly on the expectation that the economy would continue to improve, leading to higher profits.

MMA Praxis Value Index Fund performed roughly in-line with its benchmark, the Standard & Poor's 500/Barra Value Index/1/, for the first half of the year. In short, the fund continues to behave as expected by representing the performance of large cap value stocks in the U.S. stock market.

As a passively-managed index fund, we do not explicitly manage the MMA Praxis Value Index Fund on a daily basis. Index constituents are determined twice each year and stocks are purchased in relative proportion to their market values. We continue to believe the fund remains appropriate for diversified investors seeking exposure to the U.S. large-cap value portion of the market and who want their investments to reflect their values.

Chad M. Horning, CFA
MMA Praxis Value Index Fund co-manager

John M. Nussbaum, CFA
MMA Praxis Value Index Fund co-manager

-----------
Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

/1/ Please refer to the Glossary of Terms on page A for additional information on the referenced benchmark indices.

Performance review

MMA Praxis Value Index Fund
Performance review

             1 Year           Since Inception
             ------           ---------------
Class A      -0.94%              -11.64%

Class B      -1.44%              -12.09%

Average annual total returns as of 6/30/03

            Inception     1       Since
              Date       Year   Inception
            ---------   -----   ---------
Class A       5/1/01    -0.94%   -11.64%
Class A*      5/1/01    -6.09%   -13.80%

Class B       5/1/01    -1.44%   -12.09%
Class B**     5/1/01    -5.35%   -13.31%

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                 Growth of $10,000 investment 5/1/01 to 6/30/03

                                            Standard &
                                            Poor's 500/
          Class A         Class B           Barra Value
         --------         -------            Index/1/
                                            -----------
5/01     9479             10000              10000
         9431              9950              10105
6/01     9260              9766               9777
         9127              9616               9608
         8530              8976               9053
         7932              8345               8193
         7790              8205               8193
         8255              8686               8713
12/01    8368              8799               8845
         8187              8608               8603
         7977              8378               8526
         8339              8759               8962
         7892              8278               8513
         7920              8308               8547
6/02     7320              7676               8008
         6584              6904               7143
         6642              6954               7192
         5848              6121               6370
         6451              6753               6900
         6890              7205               7384
12/02    6459              6754               7001
         6324              6613               6808
         6161              6442               6623
         6122              6392               6614
         6709              7006               7269
         7189              7499               7804
6/03     7251              7342               7861

This chart represents historical performance of a hypothetical investment of $10,000 in the Value Index Fund from 5/01/01 to 6/30/03, and represents the reinvestment of dividends and capital gains in the fund.

Past performance is no guarantee of future results. Investment returns and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*    Reflects maximum front-end sales charge of 5.25%.

**   Reflects applicable contingent deferred sales charge of 4.00%.

/1/ The Standard & Poor's 500/Barra Value Index is an unmanaged index and is constructed by dividing the stocks in the Standard & Poor's 500 Stock Index into two categories, growth and value, according to price-to-book ratios. This index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deductions of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of portfolio investments

MMA Praxis Value Index Fund
Schedule of portfolio investments
June 30, 2003
(Unaudited)

                                                            SHARES      VALUE
--------------------------------------------------------------------------------
COMMON STOCKS (99.0%)

ADVERTISING AGENCIES (0.2%)
   Interpublic Group of Co., Inc. .......................    3,985   $   53,319
                                                                     ----------
AIRLINES (0.5%)
   Southwest Airlines Co ................................    7,348      126,386
                                                                     ----------
APPAREL MANUFACTURERS (0.2%)
   Jones Apparel Group, Inc. (b) ........................      788       23,057
   Liz Claiborne, Inc. ..................................      907       31,972
                                                                     ----------
                                                                         55,029
                                                                     ----------
AUTOMOTIVE (1.3%)
   Delphi Automotive Systems Corp. ......................    4,741       40,915
   Ford Motor Co. .......................................   18,287      200,974
   PACCAR, Inc. .........................................    1,155       78,032
                                                                     ----------
                                                                        319,921
                                                                     ----------
BANKS (20.1%)
   AmSouth Bancorp. .....................................    3,542       77,357
   Bank of America Corp. ................................   15,526    1,227,019
   Bank One Corp. .......................................   11,859      440,918
   BB&T Corp. ...........................................    4,798      164,571
   Charter One Financial, Inc. ..........................    1,520       47,394
   Comerica, Inc. .......................................    1,741       80,957
   First Tennessee National Corp. .......................    1,081       47,467
   FleetBoston Financial Corp. ..........................   10,847      322,264
   Golden West Financial Corp. ..........................    1,456      116,495
   Huntington Bancshares, Inc. ..........................    2,000       39,040
   KeyCorp. .............................................    4,030      101,838
   Marshall & Ilsley Corp. ..............................    2,224       68,010
   National City Corp. ..................................    6,093      199,302
   North Fork Bancorp., Inc. ............................    1,371       46,696
   Regions Financial Corp. ..............................    2,204       74,451
   SouthTrust Corp. .....................................    3,443       93,650
   SunTrust Banks, Inc. .................................    2,814      166,983
   U.S. Bancorp. ........................................   19,515      478,118
   Union Planters Corp. .................................    2,018       62,619
   Wachovia Corp. .......................................   13,858      553,765
   Wells Fargo Co. ......................................    8,963      451,735
   Zions Bancorp. .......................................      749       37,907
                                                                     ----------
                                                                      4,898,556
                                                                     ----------
BEVERAGES (0.3%)
   Coca-Cola Enterprises, Inc. ..........................    4,478       81,276
                                                                     ----------
BROADCAST SERVICES & PROGRAMMING (0.6%)
   Clear Channel Communications, Inc. (b) ...............    3,483      147,644
                                                                     ----------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2003
(Unaudited)

                                                             SHARES      VALUE
--------------------------------------------------------------------------------
COMMON STOCKS, continued

BROKERAGE SERVICES (8.8%)
   A.G. Edwards, Inc. ....................................      345   $   11,799
   Bear Stearns Co., Inc. ................................      989       71,623
   Goldman Sachs Group, Inc. .............................    3,104      259,960
   J.P. Morgan Chase & Co. ...............................   20,633      705,236
   Lehman Brothers Holdings, Inc. ........................    2,417      160,682
   Merrill Lynch & Co. ...................................    9,582      447,288
   Morgan Stanley Dean Witter & Co. ......................   11,036      471,789
                                                                      ----------
                                                                       2,128,377
                                                                      ----------
CABLE TV (2.8%)
   Comcast Corp., Class A (b) ............................   14,509      437,881
   Comcast Corp., Special Class A (b) ....................    8,808      253,935
                                                                      ----------
                                                                         691,816
                                                                      ----------
CHEMICALS - GENERAL (0.8%)
   Air Products & Chemicals, Inc. ........................    2,264       94,183
   Engelhard Corp. .......................................    1,085       26,875
   PPG Industries, Inc. ..................................    1,689       85,700
                                                                      ----------
                                                                         206,758
                                                                      ----------
COMMERCIAL SERVICES (0.1%)
   Convergys Corp. (b) ...................................      986       15,776
                                                                      ----------
COMPUTERS & PERIPHERALS (3.9%)
   Apple Computer, Inc. (b) ..............................    3,672       70,209
   EMC Corp. (b) .........................................    6,576       68,851
   Hewlett-Packard Co. ...................................   31,097      662,365
   NCR Corp. (b) .........................................      925       23,699
   Sun Microsystems, Inc. (b) ............................   29,294      134,752
                                                                      ----------
                                                                         959,876
                                                                      ----------
CONSUMER PRODUCTS (0.1%)
   Stanley Works .........................................       45        1,242
   V.F. Corp. ............................................      922       31,320
                                                                      ----------
                                                                          32,562
                                                                      ----------
CONTAINERS - PAPER & PLASTIC (0.1%)
   Bemis Co., Inc. .......................................      449       21,013
                                                                      ----------
COSMETICS & TOILETRIES (0.1%)
   Alberto-Culver Co., Class B ...........................      493       25,192
                                                                      ----------
DISTRIBUTION (0.4%)
   Genuine Parts Co. .....................................    1,805       57,778
   W.W. Grainger, Inc. ...................................      856       40,027
                                                                      ----------
                                                                          97,805
                                                                      ----------
ELECTRONIC & ELECTRICAL - GENERAL (1.8%)
   Advanced Micro Devices, Inc. (b) ......................    3,214       20,602
   American Power Conversion Corp. (b) ...................      782       12,191

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2003
(Unaudited)

                                                             SHARES      VALUE
--------------------------------------------------------------------------------
COMMON STOCKS, continued

ELECTRONIC & ELECTRICAL, continued
   Broadcom Corp. (b) ....................................      304   $    7,573
   Jabil Circuit, Inc. (b) ...............................       84        1,856
   LSI Logic Corp. (b) ...................................    1,493       10,570
   Micron Technology, Inc. (b) ...........................    2,414       28,075
   Molex, Inc. ...........................................      212        5,722
   Molex, Inc., Class A ..................................      196        4,543
   National Semiconductor Corp. (b) ......................    1,343       26,484
   Novellus Systems, Inc. (b) ............................      126        4,614
   Solectron Corp. (b) ...................................    3,504       13,105
   Texas Instruments, Inc. ...............................   17,889      314,847
                                                                      ----------
                                                                         450,182
                                                                      ----------
ELECTRIC SERVICES (1.0%)
   Cinergy Corp. .........................................    1,715       63,095
   Consolidated Edison, Inc. .............................    2,129       92,143
   NiSource, Inc. ........................................    2,713       51,547
   Pepco Holdings, Inc. ..................................    1,389       26,613
                                                                      ----------
                                                                         233,398
                                                                      ----------
FINANCIAL SERVICES (7.5%)
   Ambac Financial Group, Inc. ...........................      586       38,823
   Capital One Financial Corp. ...........................      509       25,033
   Citigroup, Inc ........................................   21,250      909,499
   Countrywide Credit Industries, Inc. ...................    1,259       87,589
   Franklin Resources, Inc. ..............................      993       38,797
   Freddie Mac ...........................................    2,301      116,822
   Janus Capital Group, Inc. .............................    2,110       34,604
   MBIA, Inc. ............................................      976       47,580
   MGIC Investment Corp. .................................      853       39,784
   PNC Financial Services Group ..........................    2,893      141,207
   T. Rowe Price Group, Inc. .............................    1,039       39,222
   Washington Mutual, Inc. ...............................    7,358      303,885
                                                                      ----------
                                                                       1,822,845
                                                                      ----------
FOOD DISTRIBUTORS & WHOLESALERS (0.8%)
   Albertsons, Inc. ......................................    3,778       72,538
   Safeway, Inc. (b) .....................................    4,396       89,942
   SUPERVALU, Inc. .......................................    1,251       26,671
                                                                      ----------
                                                                         189,151
                                                                      ----------
FOOD PRODUCTS (0.7%)
   Kraft Foods, Inc. .....................................    5,284      171,994
                                                                      ----------
FORESTRY (0.2%)
   Plum Creek Timber Co., Inc. ...........................    1,569       40,716
                                                                      ----------
FURNITURE & HOME FURNISHINGS (0.0%)
   Leggett & Platt, Inc. .................................      545       11,173
                                                                      ----------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2003
(Unaudited)

                                                             SHARES      VALUE
--------------------------------------------------------------------------------
COMMON STOCKS, continued

HEALTH CARE SERVICES (0.8%)
   Aetna, Inc. ...........................................    1,500   $   90,300
   Anthem, Inc. (b) ......................................      528       40,735
   McKesson HBOC, Inc. ...................................      717       25,626
   Tenet Healthcare Corp. (b) ............................    1,739       20,259
   Wellpoint Health Networks, Inc. (b) ...................      265       22,340
                                                                      ----------
                                                                         199,260
                                                                      ----------
HOME DECORATION PRODUCTS (0.1%)
   Sherwin-Williams Co. ..................................    1,272       34,191
                                                                      ----------
HOTELS & MOTELS (0.3%)
   Marriott International, Inc., Class A .................      747       28,700
   Starwood Hotels & Resorts Worldwide, Inc. .............    1,362       38,939
                                                                      ----------
                                                                          67,639
                                                                      ----------
INDUSTRIAL GOODS & SERVICES (0.2%)
   Masco Corp. ...........................................    1,754       41,833
                                                                      ----------
INSURANCE (6.7%)
   AFLAC, Inc. ...........................................      920       28,290
   Allstate Corp. ........................................    7,005      249,727
   American International Group, Inc. ....................    1,560       86,081
   Aon Corp. .............................................    3,087       74,335
   Chubb Corp. ...........................................    1,705      102,300
   CIGNA Corp. ...........................................    1,321       62,008
   Cincinnati Financial Corp. ............................    1,645       61,013
   Hartford Financial Services Group, Inc. ...............    2,173      109,432
   Jefferson-Pilot Corp. .................................    1,462       60,615
   John Hancock Financial Services, Inc. .................    2,412       74,121
   Lincoln National Corp. ................................    1,804       64,277
   MetLife, Inc. .........................................    7,574      214,496
   Principal Financial Group, Inc. .......................    3,191      102,910
   Progressive Corp. .....................................    2,219      162,209
   SAFECO Corp. ..........................................    1,173       41,383
   St. Paul Cos., Inc. ...................................    2,257       82,403
   Torchmark Corp. .......................................    1,005       37,436
   UnumProvident Corp. ...................................    2,865       38,420
                                                                      ----------
                                                                       1,651,456
                                                                      ----------
INSURANCE PROPERTY-CASUALTY (1.3%)
   ACE Ltd. ..............................................    1,868       64,054
   Travelers Property Casualty Corp., Class A ............    5,047       80,247
   Travelers Property Casualty Corp., Class B ............    4,982       78,566
   XL Capital Ltd. .......................................    1,288      106,904
                                                                      ----------
                                                                         329,771
                                                                      ----------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2003
(Unaudited)

                                                               SHARES     VALUE
--------------------------------------------------------------------------------
COMMON STOCKS, continued

MACHINERY (0.7%)
   Deere & Co. .............................................    2,269   $103,693
   Ingersoll-Rand Co., Ltd. ................................    1,687     79,829
                                                                        --------
                                                                         183,522
                                                                        --------
MANUFACTURING (0.4%)
   Cooper Industries Ltd., Class A. ........................      782     32,297
   Dover Corp. .............................................    1,401     41,974
   SPX Corp. (b) ...........................................      354     15,597
                                                                        --------
                                                                          89,868
                                                                        --------
MEDICAL - HOSPITALS (0.0%)
   Health Management Associates, Inc., Class A .............       40        738
                                                                        --------
MEDICAL SUPPLIES (0.5%)
   Becton, Dickinson & Co. .................................    2,538     98,601
   Genzyme Corp. (b) .......................................      219      9,154
   Hillenbrand Industry, Inc. ..............................      524     26,436
                                                                        --------
                                                                         134,191
                                                                        --------
METALS (0.5%)
   Alcan, Inc. .............................................    3,205    100,285
   Nucor Corp. .............................................      664     32,436
                                                                        --------
                                                                         132,721
                                                                        --------
MINING (0.2%)
   Placer Dome, Inc. .......................................    3,415     41,902
                                                                        --------
MULTIMEDIA (2.6%)
   AOL Time Warner, Inc. (b) ...............................   39,620    637,486
                                                                        --------
NEWSPAPERS (1.6%)
   Gannett Co., Inc. .......................................    2,663    204,545
   Knight-Ridder, Inc. .....................................      699     48,182
   Tribune Co. .............................................    3,105    149,972
                                                                        --------
                                                                         402,699
                                                                        --------
OFFICE EQUIPMENT & SERVICES (0.3%)
   Xerox Corp. (b) .........................................    7,327     77,593
                                                                        --------
OIL & GAS EXPLORATION, PRODUCTION & SERVICES (2.8%)
   Anadarko Petroleum Corp. ................................    2,358    104,860
   Apache Corp. ............................................    1,557    101,298
   Burlington Resources, Inc. ..............................    2,006    108,464
   Devon Energy Corp. ......................................    2,379    127,039
   Diamond Offshore Drilling ...............................      559     11,733
   ENSCO International, Inc. ...............................    1,264     34,002
   EOG Resources, Inc. .....................................      981     41,045
   GlobalSantaFe Corp. .....................................    1,287     30,039
   Nabors Industries Ltd. (b) ..............................    1,496     59,167

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2003
(Unaudited)

                                                             SHARES     VALUE
--------------------------------------------------------------------------------
COMMON STOCKS, continued

OIL & GAS EXPLORATION, PRODUCTION & SERVICES, continued
   Noble Corp. (b) .......................................      318   $   10,907
   Transocean Sedco Forex, Inc. ..........................    2,577       56,617
                                                                      ----------
                                                                         685,171
                                                                      ----------
OIL & GAS TRANSMISSION (0.6%)
   El Paso Corp. .........................................    5,085       41,087
   KeySpan Corp. .........................................    1,559       55,267
   Sempra Energy .........................................    2,099       59,884
                                                                      ----------
                                                                         156,238
                                                                      ----------
OIL - INTEGRATED (8.2%)
   BP Amoco PLC ADR ......................................   38,170    1,603,903
   ConocoPhillips ........................................    6,995      383,326
                                                                      ----------
                                                                       1,987,229
                                                                      ----------
OILFIELD SERVICES & EQUIPMENT (0.6%)
   Baker Hughes, Inc. ....................................    3,357      112,695
   Schlumberger Ltd. .....................................      739       35,154
                                                                      ----------
                                                                         147,849
                                                                      ----------
PAPER PRODUCTS (1.4%)
   International Paper Co. ...............................    4,771      170,467
   MeadWestvaco Corp. ....................................    1,698       41,941
   Temple-Inland, Inc. ...................................      456       19,567
   Weyerhaeuser Co. ......................................    2,077      112,158
                                                                      ----------
                                                                         344,133
                                                                      ----------
PHARMACEUTICALS (0.3%)
   AmerisourceBergen Corp. ...............................      216       14,980
   King Pharmaceuticals, Inc. (b) ........................      368        5,432
   Mylan Laboratories, Inc. ..............................      187        6,502
   Watson Pharmaceutical, Inc. (b) .......................      907       36,615
                                                                      ----------
                                                                          63,529
                                                                      ----------
PIPELINES (0.1%)
   Kinder Morgan, Inc. ...................................      258       14,100
                                                                      ----------
RAILROADS (0.6%)
   CSX Corp. .............................................    2,139       64,363
   Norfolk Southern Corp. ................................    3,877       74,438
                                                                      ----------
                                                                         138,801
                                                                      ----------
RAW MATERIALS (0.1%)
   Vulcan Materials Co. ..................................      862       31,954
                                                                      ----------
REAL ESTATE INVESTMENT TRUST (1.2%)
   Avalonbay Communities, Inc. ...........................      582       24,816
   Duke Realty Investments, Inc. .........................    1,145       31,545

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2003
(Unaudited)

                                                               SHARES     VALUE
--------------------------------------------------------------------------------
COMMON STOCKS, continued

REAL ESTATE INVESTMENT TRUST, continued
   Equity Office Properties Trust ..........................    3,905   $105,475
   Equity Residential Properties Trust .....................    2,699     70,039
   Simon Property Group, Inc. ..............................    1,879     73,337
                                                                        --------
                                                                         305,212
                                                                        --------
RESIDENTIAL BUILDING CONSTRUCTION (0.2%)
   Centex Corp. ............................................      346     26,915
   Pulte Homes, Inc. .......................................      542     33,420
                                                                        --------
                                                                          60,335
                                                                        --------
RESTAURANTS (1.2%)
   Darden Restaurants, Inc. ................................       15        285
   McDonald's Corp. ........................................   13,118    289,383
   Wendy's International, Inc. .............................      518     15,006
                                                                        --------
                                                                         304,674
                                                                        --------
RETAIL (2.3%)
   Costco Wholesale Corp. (b) ..............................    1,122     41,065
   CVS Corp. ...............................................    2,680     75,120
   Federated Department Stores, Inc. .......................    1,938     71,415
   J.C. Penney Co., Inc. ...................................    2,275     38,334
   Limited, Inc. ...........................................    5,213     80,802
   May Department Stores Co. ...............................    2,937     65,378
   Nordstrom, Inc. .........................................    1,150     22,448
   Office Depot, Inc. (b) ..................................    2,620     38,016
   Sears, Roebuck & Co. ....................................    3,152    106,033
   Toys "R" Us, Inc. (b) ...................................    1,830     22,180
                                                                        --------
                                                                         560,791
                                                                        --------
SOFTWARE & COMPUTER SERVICES (0.8%)
   BMC Software, Inc. (b) ..................................      380      6,205
   Computer Associates International, Inc. .................    5,727    127,599
   Siebel Systems, Inc. (b) ................................    1,234     11,772
   Unisys Corp. (b) ........................................    2,755     33,831
   VERITAS Software Corp. (b) ..............................      629     18,033
                                                                        --------
                                                                         197,440
                                                                        --------
TELECOMMUNICATIONS (8.5%)
   ALLTEL Corp. ............................................    3,169    152,809
   AT&T Corp. ..............................................    7,848    151,074
   AT&T Wireless Services, Inc. (b) ........................   14,308    117,469
   BellSouth Corp. .........................................   18,959    504,878
   CenturyTel, Inc. ........................................    1,335     46,525
   CIENA Corp. (b) .........................................    3,664     19,016
   Citizens Communications Co. (b) .........................    1,462     18,845

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2003
(Unaudited)

                                                         SHARES OR
                                                         PRINCIPAL
                                                           AMOUNT       VALUE
--------------------------------------------------------------------------------
COMMON STOCKS, continued

TELECOMMUNICATIONS, continued
   SBC Communications, Inc. ..........................      34,312   $   876,671
   Sprint Corp. ......................................       9,245       133,128
   Telephone & Data Systems, Inc. ....................         498        24,751
                                                                     -----------
                                                                       2,045,166
                                                                     -----------

TELECOMMUNICATIONS-SERVICES & EQUIPMENT (1.1%)
   Corning, Inc. (b) .................................       8,839        65,320
   JDS Uniphase Corp. (b) ............................       3,243        11,383
   Nortel Networks Corp. (b) .........................      36,641        98,931
   Qwest Communications International, Inc. (b) ......      16,894        80,753
   Tellabs, Inc. (b) .................................       3,498        22,982
                                                                     -----------
                                                                         279,369
                                                                     -----------

TRANSPORTATION SERVICES (0.4%)
   FedEx Corp. .......................................       1,670       103,590
                                                                     -----------
TRAVEL SERVICES (0.1%)
   Sabre Holdings Corp. ..............................       1,211        29,851
                                                                     -----------
TOTAL COMMON STOCKS ..................................                24,261,067
                                                                     -----------

CORPORATE NOTES (0.8%)

COMMUNITY DEVELOPMENT (0.8%)
   MMA Community Development Investment, Inc.,
      1.53%, 7/1/03+ (c) .............................    $ 75,000   $    75,000
   MMA Community Development Investment, Inc.,
      2.29%, 7/1/03+ (c) .............................     110,000       110,000
                                                                     -----------

TOTAL CORPORATE NOTES ................................                   185,000
                                                                     -----------

TOTAL INVESTMENTS (COST $26,420,886) (a) - 99.8% .....                24,446,067
   Other assets in excess of liabilities - 0.2% ......                    37,713
                                                                     -----------
   NET ASSETS - 100.0% ...............................               $24,483,780
                                                                     ===========

----------
(a) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by net unrealized depreciation of securities as follows:
     Unrealized appreciation ...................   $ 1,845,624
     Unrealized depreciation ...................    (3,820,443)
                                                   -----------
     Net unrealized depreciation ...............   $(1,974,819)
                                                   ===========
(b)  Represents non-income producing securities.
(c) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees.
+ Variable rate security. Rates presented are the rates in effect at June 30, 2003. Date presented reflects next rate change date.

     ADR - American Depository Receipt.
     PLC - Public Liability Co.

See notes to financial statements.

Statement of assets and liabilities

MMA Praxis Value Index Fund
Statement of assets and liabilities
June 30, 2003
(Unaudited)

ASSETS:
Investments, at value (cost $26,235,886) .......................   $ 24,261,067
Investment in affiliates, at value (cost $185,000) .............        185,000
                                                                   ------------
      Total Investments ........................................     24,446,067
                                                                   ------------
Cash ...........................................................        112,953
Interest and dividends receivable ..............................         35,108
Receivable for capital shares issued ...........................         22,836
Prepaid expenses ...............................................         17,817
                                                                   ------------
      Total Assets .............................................     24,634,781
                                                                   ------------

LIABILITIES:
Distributions payable to shareholders ..........................        136,364
Accrued expenses and other payables:
   Investment advisory fees ....................................          6,043
   Distribution fees ...........................................          2,819
   Shareholder servicing fees ..................................            403
   Other .......................................................          5,372
                                                                   ------------
      Total Liabilities ........................................        151,001
                                                                   ------------

NET ASSETS:
Capital ........................................................     28,432,588
Accumulated net investment loss ................................         (2,020)
Accumulated net realized losses from investment transactions ...     (1,971,969)
Net unrealized depreciation from investments ...................     (1,974,819)
                                                                   ------------
      Net Assets ...............................................   $ 24,483,780
                                                                   ============

Net Assets
   Class A .....................................................   $ 20,483,922
   Class B .....................................................      3,999,858
                                                                   ------------
      Total ....................................................   $ 24,483,780
                                                                   ============

Shares outstanding
  (unlimited number of shares authorized with $.01 par value)
   Class A .....................................................      2,732,954
   Class B .....................................................        534,269
                                                                   ------------
      Total ....................................................      3,267,223
                                                                   ============

Net asset value
   Class A - Redemption Price Per Share ........................   $       7.50
                                                                   ============
   Class A - Maximum Sales Charge ..............................           5.25%
                                                                   ============
   Class A - Maximum Offering Price Per Share
      (100%/(100%-Maximum Sales Charge) of net asset value
      adjusted to the nearest cent) ............................   $       7.91
                                                                   ============
   Class B - offering price per share* .........................   $       7.49
                                                                   ============

----------
* Redemption price per share (Class B) varies by length of time shares are held.

See notes to financial statements.

                                                         Statement of operations

MMA Praxis Value Index Fund
Statement of operations
For the six months ended June 30, 2003
(Unaudited)

INVESTMENT INCOME:
Dividend ..........................................................   $   236,982
Foreign tax withholding ...........................................          (148)
Interest from affiliates ..........................................         1,909
                                                                      -----------
      Total Investment Income .....................................       238,743
                                                                      -----------

EXPENSES:
Investment advisory fees ..........................................        29,995
Administration fees ...............................................        24,795
Distribution fees-Class A .........................................        20,696
Distribution fees-Class B .........................................        12,899
Shareholder servicing fees-Class A ................................        20,696
Shareholder servicing fees-Class B ................................         4,300
Custodian fees ....................................................         3,028
Accounting fees ...................................................        23,645
Trustees' fees and expenses .......................................           933
Transfer agent fees ...............................................        38,192
Other expenses ....................................................        23,905
                                                                      -----------
      Total expenses before reductions/reimbursements .............       203,084
   Expenses reimbursed by Investment Advisor ......................       (43,120)
   Expenses reduced by Administrator ..............................       (13,389)
   Expenses reduced by Distributor ................................       (42,133)
                                                                      -----------
      Net Expenses ................................................       104,442
                                                                      -----------

Net Investment Income .............................................       134,301
                                                                      -----------

NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized losses from investment transactions ..................       (11,388)
Change in unrealized appreciation/depreciation from investments ...     2,337,147
                                                                      -----------
Net realized/unrealized gains on investments ......................     2,325,759
                                                                      -----------
Change in net assets resulting from operations ....................   $ 2,460,060
                                                                      ===========

See notes to financial statements.

Statements of changes in net assets

MMA Praxis Value Index Fund
Statements of changes in net assets

                                                                          Six Months     Period Ended
                                                                        Ended June 30,   December 31,
                                                                             2003            2002
-----------------------------------------------------------------------------------------------------
                                                                          (Unaudited)
From Investment Activities:

Net investment income ...............................................     $   134,301     $   159,038
Net realized losses from investment transactions ....................         (11,388)     (1,798,707)
Change in unrealized appreciation/depreciation from investments .....       2,337,147      (3,065,388)
                                                                          -----------     -----------
Change in net assets resulting from operations ......................       2,460,060      (4,705,057)
                                                                          -----------     -----------

Distributions to Class A Shareholders:
   From net investment income .......................................        (121,862)       (144,280)

Distributions to Class B Shareholders:
   From net investment income .......................................         (14,474)        (14,280)
                                                                          -----------     -----------
Change in net assets from distributions to shareholders .............        (136,336)       (158,560)
                                                                          -----------     -----------

Change in net assets from capital transactions ......................       3,862,590       6,431,820
                                                                          -----------     -----------

Change in net assets ................................................       6,186,314       1,568,203

Net Assets:
   Beginning of period ..............................................      18,297,466      16,729,263
                                                                          -----------     -----------
   End of period ....................................................     $24,483,780     $18,297,466
                                                                          ===========     ===========

See notes to financial statements.

                                                            Financial highlights

MMA Praxis Value Index Fund
Financial highlights

For a share outstanding throughout the period indicated.

                                                                                   Class A Shares
                                                                    --------------------------------------------
                                                                      Six Months      Year Ended    Period Ended
                                                                    Ended June 30,   December 31,   December 31,
                                                                         2003            2002         2001 (a)
----------------------------------------------------------------------------------------------------------------
                                                                      (Unaudited)
Net Asset Value, Beginning of Period ............................      $  6.72         $  8.79        $ 10.00
                                                                       -------         -------        -------
Investment Activities:
   Net investment income ........................................         0.04            0.07           0.03
   Net realized and unrealized gains (losses) from investments ..         0.78           (2.07)         (1.20)
                                                                       -------         -------        -------
   Total from Investment Activities .......................... ..         0.82           (2.00)         (1.17)
                                                                       -------         -------        -------

Distributions:
   Net investment income ........................................        (0.04)          (0.07)         (0.03)
   Net realized gains ...........................................           --              --          (0.01)
                                                                       -------         -------        -------
   Total Distributions ..........................................        (0.04)          (0.07)         (0.04)
                                                                       -------         -------        -------
Net Asset Value, End of Period ..................................      $  7.50         $  6.72        $  8.79
                                                                       =======         =======        =======
Total Return (excludes sales charge) ............................        12.27%(b)      (22.81%)       (11.72%)(b)

Ratios/Supplemental Data:
   Net Assets at end of period (000) ............................      $20,484         $15,071        $14,136
   Ratio of expenses to average net assets ......................         0.95%(c)        0.95%          0.95%(c)
   Ratio of net investment income to average net assets .........         1.44%(c)        0.98%          0.61%(c)
   Ratio of expenses to average net assets* .....................         1.95%(c)        2.13%          2.44%(c)
   Portfolio turnover (d) .......................................        10.25%          30.61%         17.86%


----------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reductions had not occurred, the ratios would have been as indicated.
(a) For the period from May 1, 2001 (commencement of operations) through December 31, 2001.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Value Index Fund
Financial highlights, continued

For a share outstanding throughout the period indicated.

                                                                                     Class B Shares
                                                                      --------------------------------------------
                                                                        Six Months      Year Ended    Period Ended
                                                                      Ended June 30,   December 31,   December 31,
                                                                           2003            2002         2001 (a)
------------------------------------------------------------------------------------------------------------------
                                                                        (Unaudited)
Net Asset Value, Beginning of Period ..............................     $ 6.71           $  8.78        $ 10.00
                                                                        ------           -------        -------
Investment Activities:
   Net investment income ..........................................       0.03              0.03             --
   Net realized and unrealized gains (losses) from investments ....       0.78             (2.07)         (1.20)
                                                                        ------           -------        -------
   Total from Investment Activities ...............................       0.81             (2.04)         (1.20)
                                                                        ------           -------        -------

Distributions:
   Net investment income ..........................................      (0.03)            (0.03)         (0.01)
   Net realized gains .............................................         --                --          (0.01)
                                                                        ------           -------        -------
   Total Distributions ............................................      (0.03)            (0.03)         (0.02)
                                                                        ------           -------        -------
Net Asset Value, End of Period ....................................     $ 7.49           $  6.71        $  8.78
                                                                        ======           =======        =======
Total Return (excludes redemption charge) .........................      12.03%(b)        (23.24%)       (12.01%)(b)

Ratios/Supplemental Data:
Net Assets at end of period (000) .................................     $4,000           $ 3,227        $ 2,593
Ratio of expenses to average net assets ...........................       1.50%(c)          1.50%          1.50%(c)
Ratio of net investment income to average net assets ..............       0.90%(c)          0.44%          0.04%(c)
Ratio of expenses to average net assets* ..........................       2.45%(c)          2.64%          2.58%(c)
Portfolio turnover (d) ............................................      10.25%            30.61%         17.86%

----------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reductions had not occurred, the ratios would have been as indicated.
(a) For the period from May 11, 2001 (commencement of operations) through December 31, 2001.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

                       This page intentionally left blank.

MMA Praxis International Fund
Semi-annual report to shareholders
Portfolio manager's letter

Geopolitical concerns set the stage for international markets during the last six months ending June 30, 2003. The long, slow march to war in Iraq took its toll on in the first three months of 2003, but then investors got a welcome combination of good karma and good numbers in the second quarter of 2003 resulting in a sharp upturn in markets. Sentiment was buoyed by the decisive coalition military victory in Iraq and the decline of SARS as an agent of fear. Importantly, however, stronger fundamental data began to accumulate to give substance to increasing investor optimism. In the U.S., growing liquidity, increased bank lending to businesses, and rising industrial commodity prices all supported the notion that the dormant economy was waking. Abroad, confidence surveys in Japan and a number of European countries showed improving conditions, the European consumer began to show signs of life, and government and central bank policy responses provided hope that Europe in particular would rebound alongside the U.S. It looks as if the markets have regained their nerve.

The MSCI AC Wld Fr-ex. U.S./1/ Index rose 10.74 percent in U.S. dollar terms during the six months ending June 30, 2003. The fund underperformed its benchmark during this volatile time period. While the success of the value sector continues to provide a style headwind for the fund, there was a significant shift within the value sector that suggests that investor risk appetite has finally begun to repair during the second quarter of 2003. The MSCI AC Wld Fr-ex. U.S. Index rose 19.58 percent in U.S. dollar terms during second quarter, 2003, led by the value sector, which returned 22.30 percent, while the growth sector rose 16.80 percent. The fund underperformed the broad index and outperformed growth shares during the quarter. It was the low-quality segments of the financial and technology sectors of the value universe, where many stocks had been priced for bankruptcy, and not the perceived safe industries that gave value its advantage in the second quarter. This is a significant change from the bear market years, and a strong indication that risk appetite is returning to markets. As that appetite matures, the market's time horizon may naturally lengthen and investors could bring a more nuanced attitude toward earnings to their valuation of stocks. Indeed, June's rambunctious reach for risk appears to be evolving into a deeper consideration of earnings potential as July unfolds. In the meantime, we have already seen a substantial improvement in June in your portfolio's performance relative to the broad benchmark and the narrower style benchmark.

Some of the sources of underperformance in the first quarter still lingered to have an impact on performance for the six month time period ending June 30, 2003. Wolters Kluwer, the Dutch media company that publishes a variety of trade journals, fell 75 percent during the first half of 2003, and detracted from relative performance. Investors were disappointed at the company's choice of a new CEO, an internal promotion. For our part, we were disappointed at the lack of progress on earnings from the company's online business, and we sold the position out of the fund. Italian energy company ENI (3.73% of net assets) detracted from performance (-40 percent), as did Japanese retailer Ito-Yokdo (1.35%) (-47 percent). Some of the sources of underperformance in the first quarter have reversed themselves in the second quarter--a reminder of the ongoing volatility in markets today and an indication of how difficult it is to assess investment decisions on a short-term basis in these markets. Scandinavian telecom operator TeliaSonera (1.03%) (2 percent for the 6-month period and 46 percent for second quarter) caught the market's eye and helped the fund. Telecom companies have generated substantial cash flow even during the bear market, and have been paying down debt. Those cash flows now stand to benefit equity holders, and the market is finally focusing on this earnings story.

----------
/1/ Please refer to the Glossary of Terms on page A for additional information on the referenced benchmark indices.

A look at stock selection for the second quarter shows how the market's attitude has changed and why we are excited about our prospects in this environment. For example, French retailer Pinault-Printemps-Redoute (1.12%) was up 50.1 percent during the second quarter of 2003. Until recently, retailers could not get a second look from markets because no one was willing to bet on a healthy consumer. But events of the second quarter finally convinced investors that the global economy was not going over a cliff, and a number of long-ignored opportunities began to return to the market radar screen. German auto giant Volkswagen (2.09%) (up 12 percent for the six-month period and up 37 percent for the second quarter) was one of those opportunities in your fund. The stock is historically cheap, trading at barely half of book value, and we expect several new model introductions to spur strong earnings growth. The German auto fleet is unusually old, at more than seven years, and the consumer just might use some of the new German income tax cut to buy a new car; Volkswagen represents another example of how the market's attitude toward risk and earnings is changing for the better, and helping your fund.

The capital markets appear to be coming around to the view that a healthy global economy, supported by a synchronized recovery in 2004, is a strong possibility after all. The weaker dollar has prompted the European Central Bank to ease, the Federal Reserve Board continues to supply liquidity, and corporate bond yields have fallen, so money is abundant and cheap. Industrial commodity prices suggest a firming of underlying demand. And perhaps most encouraging of all, Japanese bond yields hint at the fading of deflationary fears as they rise rapidly from below 0.5 percent to more than 1 percent. We do not foresee an unusually robust recovery, but neither have we felt that a crushing deflationary spiral was on the cards. The market is beginning to agree.

In this environment, we see particularly exciting return potential in two areas. In Asia, we find that most markets still trade on depressed valuations--single digit Price/Earnings ratios/1/, in many cases--six years after the Asian debt crisis first began to roil markets. Meanwhile, there is strong economic growth, both domestically and in export markets, exporters benefit greatly from the decline in the U.S. dollar's value, the stock markets are heavily underowned, there are enormous quantities of cash on the sidelines, and some of the world's most cost-competitive and technologically-proficient companies show significant earnings growth potential unrecognized by markets. We are building Asian positions in your fund. We also seek opportunities in Germany, where the government finally shows signs of pushing for the vital structural reforms it needs in addition to the income tax cut we described earlier. These investment themes have already helped your fund in the latter part of the second quarter, and they are partly responsible for the recent improvement in your performance against your benchmark. With the combination of low valuations, positive earnings momentum and improving sentiment that we see today and have not seen for years, however, we fully anticipate these themes to contribute much more to your fund in the months ahead.

Martina Oechsle Vasconcelles
Oechsle International Advisors, LLC
MMA Praxis International Fund

Kathleen Harris
Oechsle International Advisors, LLC
MMA Praxis International Fund

----------
Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

International investing involves increased risk and volatility.

/1/  Please refer to the Glossary of Terms on page A for additional information.

Performance review

MMA Praxis International Fund
Performance review

Average annual total returns as of 6/30/03

                                                 Since
               1 Year     3 Year     5 Year    Inception
              -------    -------     ------    ---------
Class A       -11.45%    -18.51%     -6.41%      -0.87%

Class B       -11.97%    -18.97%     -6.83%      -1.23%

            Inception                                Since
               Date     1 Year   3 Year   5 Year   Inception
            ---------   ------   ------   ------   ---------
Class A      5/12/99    -11.45%  -18.51%  -6.41%     -0.87%
Class A*     5/12/99    -16.11%  -19.97%  -7.41%     -1.72%

Class B       4/1/97    -11.97%  -18.97%  -6.83%     -1.23%
Class B**     4/1/97    -15.48%  -19.45%  -6.98%     -1.23%

Class A Share of this fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 4/1/97.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                 Growth of $10,000 investment 4/1/97 to 6/30/03

 International Line plot points
                                            MSCI AC
                                          World Free-
          Class A           Class B        (ex. U.S.)
         --------          --------         Index/1/
                                          -----------
4/97      9583              9710            10000
6/97     10901             11101            11497
12/97    10085             10240            11385
6/98     12497             12784            13067
12/98    12504             12791            13886
6/99     13328             13761            15250
12/99    17811             18432            17610
6/00     16587             17202            17137
12/00    14208             14667            15156
6/01     11611             12010            13650
12/01    10596             10922            12744
6/02     10136             10516            11709
12/02     8552              8841             9696
6/03      8975              9257            10772

This chart represents historical performance of a hypothetical investment of $10,000 in the International Fund from 4/1/97 to 6/30/03, and represents the reinvestment of dividends and capital gains in the fund.

Past performance is no guarantee of future results. Investment returns and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*    Reflects maximum front-end sales charge of 5.25%.

** Reflects applicable contingent deferred sales charge of 4.00%. International investing involves increased risk and volatility.

Class A Share of this fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 4/1/97.

/1/ The MSCI AC World Free-(ex-U.S.) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the markets of both developed and emerging markets throughout the world, excluding the United States.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of portfolio investments

MMA Praxis International Fund
Schedule of portfolio investments
June 30, 2003
(Unaudited)

                                                            SHARES      VALUE
-------------------------------------------------------------------------------
COMMON STOCKS (95.0%)

FRANCE (8.3%)

AUTOMOTIVE PARTS (1.0%)
   Valeo S.A. ..........................................    27,831   $  965,184
                                                                     ----------
COSMETICS & TOILETRIES (2.3%)
   L'Oreal S.A. ........................................    31,053    2,189,506
                                                                     ----------
FOOD RETAILING (2.3%)
   Carrefour S.A. ......................................    44,112    2,161,999
                                                                     ----------
MEDIA (0.6%)
   Vivendi Universal S.A. ..............................    32,316      588,195
                                                                     ----------
RETAIL STORES (1.1%)
   Pinault-Printemps-Redoute S.A. ......................    13,979    1,053,063
                                                                     ----------
TELECOMMUNICATIONS (1.0%)
   France Telecom S.A. .................................    37,127      910,679
                                                                     ----------
                                                                      7,868,626
                                                                     ----------
GERMANY (6.0%)

AUTOMOTIVE (2.1%)
   Volkswagen AG .......................................    46,899    1,971,147
                                                                     ----------
DIVERSIFIED MANUFACTURING OPERATIONS (2.0%)
   Siemens AG ..........................................    37,993    1,860,788
                                                                     ----------
FINANCIAL SERVICES (0.5%)
   Deutsche Boerse AG ..................................     9,425      496,785
                                                                     ----------
INSURANCE (1.4%)
   Allianz AG ..........................................    15,909    1,317,202
                                                                     ----------
                                                                      5,645,922
                                                                     ----------
HONG KONG (2.6%)

DIVERSIFIED OPERATIONS (0.3%)
   Swire Pacific Ltd. ..................................    66,500      290,793
                                                                     ----------
REAL ESTATE (0.9%)
   Sun Hung Kai Properties Ltd .........................   170,000      858,922
                                                                     ----------
TELECOMMUNICATIONS (1.4%)
   China Mobile Ltd. ...................................   553,000    1,304,822
                                                                     ----------
                                                                      2,454,537
                                                                     ----------
ITALY (10.2%)

BANKS (2.1%)
   Banca Intesa SpA ....................................   633,464    2,025,916
                                                                     ----------
OIL - INTEGRATED COMPANIES (3.8%)
   ENI SpA .............................................   232,482    3,516,003
                                                                     ----------
TELECOMMUNICATIONS (1.0%)
   Telecom Italia SpA ..................................   106,383      962,660
                                                                     ----------
TELEVISION (1.9%)
   Mediaset SpA ........................................   215,038    1,819,940
                                                                     ----------

MMA Praxis International Fund
Schedule of portfolio investments, continued
June 30, 2003
(Unaudited)

                                                           SHARES       VALUE
--------------------------------------------------------------------------------
COMMON STOCKS, continued

WIRELESS TELECOMMUNICATIONS (1.4%)
   Telecom Italia Mobile SpA ...........................   266,954   $ 1,315,128
                                                                     -----------
                                                                       9,639,647
                                                                     -----------
JAPAN (16.6%)

AUTOMOTIVE (5.1%)
   Honda Motor Co., Ltd. ...............................    51,900     1,966,645
   Nissan Motor Co., Ltd. ..............................   295,500     2,825,183
                                                                     -----------
                                                                       4,791,828
                                                                     -----------
CHEMICALS - DIVERSIFIED (1.5%)
   Shin-Etsu Chemical Co., Ltd. ........................    41,100     1,403,373
                                                                     -----------
ELECTRONIC & ELECTRICAL - GENERAL (4.1%)
   CANON, Inc. .........................................    21,000       963,648
   Matsushita Electric Industrial Co., Ltd .............   171,000     1,693,267
   Rohm Co., Ltd. ......................................    11,030     1,202,438
                                                                     -----------
                                                                       3,859,353
                                                                     -----------
FINANCIAL SERVICES (1.2%)
   ORIX Corp. ..........................................    21,200     1,172,334
                                                                     -----------
NATURAL GAS UTILITIES (1.0%)
   Tokyo Gas Co., Ltd. .................................   315,000       905,059
                                                                     -----------
PHARMACEUTICALS (0.9%)
   Takeda Chemical Industries Ltd. .....................    22,100       815,349
                                                                     -----------
RETAIL-MISCELLANEOUS/DIVERSIFIED (1.3%)
   Ito-Yokado Co., Ltd. ................................    53,000     1,268,999
                                                                     -----------
STEEL - PRODUCERS (0.5%)
   JFE Holdings, Inc. ..................................    32,600       488,695
                                                                     -----------
WIRELESS COMMUNICATIONS (1.0%)
   NTT DoCoMo, Inc. ....................................       424       918,093
                                                                     -----------
                                                                      15,623,083
                                                                     -----------
MEXICO (2.4%)

BUILDING PRODUCTS (1.0%)
   Cemex S.A. ADR ......................................    41,898       933,906
                                                                     -----------
RETAIL STORES (0.5%)
   Wal-Mart de Mexico S.A. .............................   166,231       491,326
                                                                     -----------
TELECOMMUNICATIONS (0.9%)
   Telefonos de Mexico S.A. ADR ........................    26,924       845,952
                                                                     -----------
                                                                       2,271,184
                                                                     -----------
NETHERLANDS (8.8%)

APPAREL (0.9%)
   Gucci Group N.V. ADR ................................     9,012       883,176
                                                                     -----------
FOOD DIVERSIFIED (1.6%)
   Unilever N.V. CVA ...................................    28,181     1,511,936
                                                                     -----------

MMA Praxis International Fund
Schedule of portfolio investments, continued
June 30, 2003
(Unaudited)

                                                             SHARES      VALUE
--------------------------------------------------------------------------------
COMMON STOCKS, continued

INSURANCE (1.1%)
   Aegon N.V ............................................    99,973   $1,001,091
                                                                      ----------
PUBLISHING (3.6%)
   Verenigde Nederlandse Uitgeversbedrijven
      Vererigd Bezit ....................................   109,213    3,364,878
                                                                      ----------
TELECOMMUNICATIONS (1.6%)
   Koninklijke KPN N.V. (b) .............................   217,769    1,542,963
                                                                      ----------
                                                                       8,304,044
                                                                      ----------
SINGAPORE (1.6%)

BANKS (1.6%)
   United Overseas Bank Ltd .............................   213,000    1,499,830
                                                                      ----------

SOUTH KOREA (4.3%)

AUTOMOTIVE (0.5%)
   Hyundai Motor Co., Ltd ...............................    17,900      473,537
                                                                      ----------
BANKS (0.6%)
   Kookmin Bank ADR .....................................    18,702      565,736
                                                                      ----------
ELECTRONIC & ELECTRICAL - GENERAL (2.1%)
   Samsung Electronics Co., Ltd .........................     6,840    2,032,816
                                                                      ----------
RETAIL-DISCOUNT (0.5%)
   Shinsegae Co., Ltd ...................................     3,090      482,449
                                                                      ----------
WIRELESS TELECOMMUNICATIONS (0.6%)
   SK Telecom Co., Ltd. ADR .............................    28,232      532,456
                                                                      ----------
                                                                       4,086,994
                                                                      ----------
SPAIN (3.4%)

BANKS (1.0%)
   Banco Bilbao Vizcaya Argentaria S.A ..................    89,565      941,096
                                                                      ----------
STEEL MANUFACTURING/PRODUCTS (0.5%)
   Acerinox S.A .........................................    11,795      450,771
                                                                      ----------
UTILITIES - TELECOMMUNICATIONS (1.9%)
   Telefonica S.A. (b) ..................................   155,815    1,808,983
                                                                      ----------
                                                                       3,200,850
                                                                      ----------
SWEDEN (1.6%)

AUTOMOTIVE PARTS (0.5%)
   Autoliv, Inc .........................................    18,611      501,024
                                                                      ----------
TELECOMMUNICATIONS (1.1%)
   TeliaSonera AB .......................................   233,652      969,056
                                                                      ----------
                                                                       1,470,080
                                                                      ----------
SWITZERLAND (4.0%)

BANKS (0.9%)
   Credit Suisse Group ..................................    33,866      891,309
                                                                      ----------

MMA Praxis International Fund
Schedule of portfolio investments, continued
June 30, 2003
(Unaudited)

                                                            SHARES       VALUE
--------------------------------------------------------------------------------
COMMON STOCKS, continued

HUMAN RESOURCES (1.0%)
   Adecco S.A ...........................................    21,759   $  896,351
                                                                      ----------
PHARMACEUTICALS (2.1%)
   Novartis AG ..........................................    50,222    1,987,302
                                                                      ----------
                                                                       3,774,962
                                                                      ----------
TAIWAN (0.8%)

SEMICONDUCTOR MANUFACTURER (0.8%)
   Taiwan Semiconductor Manufacturing Co., Ltd. (b) .....   435,000      716,411
                                                                      ----------
THAILAND (0.3%)

BANKS (0.3%)
   Bangkok Bank Public Co., Ltd. (b) ....................   148,400      238,273
                                                                      ----------
TURKEY (0.2%)

TELECOMMUNICATIONS (0.2%)
   Turkcell Iletisim Hizmetleri AS ADR (b) ..............    10,329      174,560
                                                                      ----------
UNITED KINGDOM (23.9%)

AIRPORTS DEVELOPMENT (2.1%)
   BAA PLC ..............................................   249,932    2,022,946
                                                                      ----------
BANKS (7.4%)
   Fortis ...............................................    89,746    1,545,897
   HBOS PLC .............................................    57,838      748,738
   HSBC Holdings PLC ....................................   181,743    2,147,307
   Royal Bank of Scotland Group PLC .....................    86,645    2,430,613
                                                                      ----------
                                                                       6,872,555
                                                                      ----------
HEALTH CARE (0.8%)
   Smith & Nephew PLC ...................................   138,138      793,830
                                                                      ----------
HOTELS & MOTELS (0.2%)
   InterContinental Hotels Group PLC (b) ................    29,672      210,542
                                                                      ----------
PHARMACEUTICALS (2.7%)
   AstraZeneca Group PLC ................................    64,600    2,590,372
                                                                      ----------
PUBLISHING (2.6%)
   Reed International PLC ...............................   289,365    2,407,772
                                                                      ----------
RETAIL (5.7%)
   Kingfisher PLC .......................................   580,793    2,657,152
   Marks & Spencer Group PLC ............................   162,424      846,286
   Next PLC .............................................   110,682    1,874,819
                                                                      ----------
                                                                       5,378,257
                                                                      ----------

MMA Praxis International Fund
Schedule of portfolio investments, continued
June 30, 2003                                           SHARES OR
(Unaudited)                                             PRINCIPAL
                                                         AMOUNT         VALUE
-------------------------------------------------------------------------------
COMMON STOCKS, continued

WIRELESS TELECOMMUNICATIONS (2.4%)
   Vodafone Group PLC ..............................    1,148,745   $ 2,246,288
                                                                    -----------
                                                                     22,522,562
                                                                    -----------
TOTAL COMMON STOCKS ................................                 89,491,565
                                                                    -----------

CORPORATE NOTES (1.3%)

COMMUNITY DEVELOPMENT (1.3%)
   MMA Community Development Investment, Inc.,
      1.53%, 7/1/03 (c) ............................   $  345,000       345,000
   MMA Community Development Investment, Inc.,
      2.29%, 7/1/03 (c) ............................      880,000       880,000
                                                                    -----------
TOTAL CORPORATE NOTES ..............................                  1,225,000
                                                                    -----------
U.S. GOVERNMENT AGENCIES* - DISCOUNT NOTES (4.0%)

FEDERAL NATIONAL MORTGAGE ASSOCIATION (4.0%)
   0.75%, 7/1/03 ...................................    3,800,000     3,799,921
                                                                    -----------
TOTAL U.S. GOVERNMENT AGENCIES - DISCOUNT NOTES ....                  3,799,921
                                                                    -----------
TOTAL INVESTMENTS (COST $97,124,026) (a) -
   100.3% ..........................................                 94,516,486
   Liabilities in excess of other assets -
      (0.3)% .......................................                   (241,680)
                                                                    -----------
   NET ASSETS - 100.0% .............................                $94,274,806
                                                                    ===========

----------
(a) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by net unrealized depreciation of securities as follows:

     Unrealized appreciation ......................   $ 6,237,619
     Unrealized depreciation ......................    (8,845,159)
                                                      -----------
     Net unrealized depreciation ..................   $(2,607,540)
                                                      ===========

(b)  Represents non-income producing securities.
(c) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees.

*    Effective yield at purchase.
+ Variable rate security. Rates presented are the rates in effect at June 30, 2003. Date presented reflects next rate change date.

     ADR - American Depository Receipt
     GDR - Global Depository Receipt

See notes to financial statements.

                                             Statement of assets and liabilities

MMA Praxis International Fund
Statement of assets and liabilities
June 30, 2003
(Unaudited)

ASSETS:
Investments, at value (cost $95,899,026) ...............................................   $ 93,291,486
Investment in affiliates, at value (cost $1,225,000) ...................................      1,225,000
                                                                                           ------------
      Total Investments ................................................................     94,516,486
                                                                                           ------------
Cash ...................................................................................        109,741
Foreign currency, at value (cost $281,828) .............................................        281,334
Interest and dividends receivable ......................................................        161,677
Receivable for capital shares issued ...................................................          4,736
Tax reclaim receivable .................................................................         83,866
Prepaid expenses .......................................................................         32,638
                                                                                           ------------
      Total Assets .....................................................................     95,190,478
                                                                                           ------------

LIABILITIES:
Distributions payable to shareholders ..................................................        664,807
Payable for capital shares redeemed ....................................................          2,200
Accrued expenses and other payables:
   Investment advisory fees ............................................................         35,232
   Distribution fees ...................................................................         27,140
   Shareholder servicing fees ..........................................................         10,114
   Other ...............................................................................        176,179
                                                                                           ------------
      Total Liabilities ................................................................        915,672
                                                                                           ------------

NET ASSETS:
Capital ................................................................................    142,900,795
Accumulated net investment loss ........................................................        (14,345)
Accumulated net realized losses from investments and foreign currency transactions .....    (46,006,167)
Net unrealized depreciation from investments and translation of assets and
   liabilities in foreign currencies ...................................................     (2,605,477)
                                                                                           ------------
      Net Assets .......................................................................   $ 94,274,806
                                                                                           ============
Net Assets .............................................................................
   Class A .............................................................................   $ 76,545,498
   Class B .............................................................................     17,729,308
                                                                                           ------------
      Total ............................................................................   $ 94,274,806
                                                                                           ============
Shares outstanding
   (unlimited number of shares authorized with $.01 par value)
   Class A .............................................................................      9,864,300
   Class B .............................................................................      2,302,939
                                                                                           ------------
      Total ............................................................................     12,167,239
                                                                                           ============
Net asset value
   Class A - Redemption Price Per Share ................................................   $       7.76
                                                                                           ============
   Class A - Maximum Sales Charge ......................................................           5.25%
                                                                                           ============
   Class A - Maximum Offering Price Per Share (100%/(100%-Maximum Sales Charge) of
      net asset value adjusted to the nearest cent) ....................................   $       8.19
                                                                                           ============
   Class B - offering price per share* .................................................   $       7.70
                                                                                           ============

----------
* Redemption price per share (Class B) varies by length of time shares are held.

See notes to financial statements.

Statement of operations

MMA Praxis International Fund
Statement of operations
For the six months ended June 30, 2003
(Unaudited)

INVESTMENT INCOME:
Dividend ......................................................................   $ 1,484,913
Foreign tax withholding .......................................................      (177,574)
Interest from affiliates ......................................................        26,778
                                                                                  -----------
      Total Investment Income .................................................     1,334,117
                                                                                  -----------

EXPENSES:
Investment advisory fees ......................................................       387,387
Administration fees ...........................................................        64,565
Distribution fees-Class A .....................................................        86,764
Distribution fees-Class B .....................................................        62,531
Shareholder servicing fees-Class A ............................................        86,764
Shareholder servicing fees-Class B ............................................        20,844
Custodian fees ................................................................        52,373
Accounting fees ...............................................................        29,733
Organization costs ............................................................           168
Trustees' fees and expenses ...................................................         3,454
Transfer agent fees ...........................................................       171,429
Other expenses ................................................................        55,999
                                                                                  -----------
      Total expenses before reductions/reimbursements .........................     1,022,011
   Expenses reimbursed by Investment Advisor ..................................      (246,877)
   Expenses reduced by Administrator ..........................................       (21,522)
   Expenses reduced by Distributor ............................................       (71,681)
                                                                                  -----------
      Net Expenses ............................................................       681,931
                                                                                  -----------
Net Investment Income .........................................................       652,186

NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized losses from investment and foreign currency transactions .........    (2,888,732)
Change in unrealized appreciation/depreciation from investments and translation
   of assets and liabilities in foreign currencies ............................     6,898,051
                                                                                  -----------
Net realized/unrealized gains on investments ..................................     4,009,319
                                                                                  -----------
Change in net assets resulting from operations ................................   $ 4,661,505
                                                                                  ===========

See notes to financial statements.

                                             Statements of changes in net assets

MMA Praxis International Fund
Statements of changes in net assets

                                                                            Six Months      Year Ended
                                                                          Ended June 30,   December 31,
                                                                              2003             2002
-------------------------------------------------------------------------------------------------------
                                                                            (Unaudited)
From Investment Activities:
Net investment income (loss) ..........................................    $   652,186     $    (12,561)
Net realized losses from investment transactions ......................     (2,888,732)     (21,605,587)
Change in unrealized appreciation/depreciation from
   investments and translation of assets and liabilities in
   foreign currencies .................................................      6,898,051        2,203,445
                                                                           -----------     ------------
Change in net assets resulting from operations ........................      4,661,505      (19,414,703)
                                                                           -----------     ------------

Distributions to Class A Shareholders:
   From net investment income .........................................       (578,293)        (257,410)
   Return of capital ..................................................             --         (143,440)

Distributions to Class B Shareholders:
   From net investment income .........................................        (86,514)         (13,800)
   Return of capital ..................................................             --          (41,422)
                                                                           -----------     ------------
Change in net assets from distributions to shareholders ...............       (664,807)        (456,072)
                                                                           -----------     ------------

Change in net assets from capital transactions ........................      3,680,791       13,060,576
                                                                           -----------     ------------

Change in net assets ..................................................      7,677,489       (6,810,199)

Net Assets:
   Beginning of period ................................................     86,597,317       93,407,516
                                                                           -----------     ------------
   End of period ......................................................    $94,274,806     $ 86,597,317
                                                                           ===========     ============

See notes to financial statements.

Financial highlights

MMA Praxis International Fund
Financial highlights

For a share outstanding throughout the period indicated.

                                                                                  Class A Shares
                                                    --------------------------------------------------------------------------
                                                      Six Months      Year Ended     Year Ended     Year Ended     Year Ended
                                                    Ended June 30,   December 31,   December 31,   December 31,   December 31,
                                                         2003            2002           2001           2000         1999(a)
------------------------------------------------------------------------------------------------------------------------------
                                                      (Unaudited)
Net Asset Value, Beginning of Period ............     $  7.45           $  9.28        $ 12.53        $ 18.19      $ 13.76
                                                      -------           -------        -------        -------      -------
Investment Activities:
   Net investment income (loss) .................        0.06              0.01           0.04           0.42        (0.01)
   Net realized and unrealized gains (losses)
      from investments ..........................        0.31             (1.79)         (3.23)         (4.04)        4.81
                                                      -------           -------        -------        -------      -------
   Total from Investment Activities .............        0.37             (1.78)         (3.19)         (3.62)        4.80
                                                      -------           -------        -------        -------      -------

Distributions:
   Net investment income ........................       (0.06)            (0.03)         (0.06)         (0.32)       (0.10)
   Net realized gains ...........................          --                --             --          (1.68)       (0.27)
   Return of capital ............................          --             (0.02)            --          (0.04)          --
                                                      -------           -------        -------        -------      -------
   Total Distributions ..........................       (0.06)            (0.05)         (0.06)         (2.04)       (0.37)
                                                      -------           -------        -------        -------      -------
Net Asset Value, End of Period ..................     $  7.76           $  7.45        $  9.28        $ 12.53      $ 18.19
                                                      =======           =======        =======        =======      =======
Total Return (excludes sales charge) ............        4.95%(b)        (19.29%)       (25.42%)       (20.23%)      35.09%(b)

Ratios/Supplemental Data:
   Net Assets at end of period (000) ............     $76,545           $68,989        $71,043        $30,790      $24,215
   Ratio of expenses to average net assets ......        1.50%(c)          1.45%          1.45%          1.45%        1.45%(c)
   Ratio of net investment income to average
      net assets ................................        1.64%(c)          0.11%          0.11%          1.99%        0.02%(c)
   Ratio of expenses to average net assets* .....        2.28%(c)          2.24%          2.16%          2.25%        2.28%(c)
   Portfolio turnover (d) .......................       27.79%            76.38%         61.33%         48.31%       57.73%

----------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.
(a) For the period from May 12, 1999 (commencement of operations) through December 31, 1999.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis International Fund
Financial highlights, continued

For a share outstanding throughout the period indicated.

                                                                                 Class B Shares
                                          -----------------------------------------------------------------------------------------
                                            Six Months      Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                          Ended June 30,   December 31,   December 31,   December 31,   December 31,   December 31,
                                               2003            2002           2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
                                            (Unaudited)
Net Asset Value, Beginning
   of Period ..........................     $  7.39           $  9.23       $ 12.51         $ 18.21        $ 13.05        $ 10.62
                                            -------           -------       -------         -------        -------        -------

Investment Activities:
   Net investment income (loss) .......        0.04             (0.04)        (0.04)           0.31          (0.08)         (0.02)
   Net realized and unrealized gains
      (losses) on investments .........        0.31             (1.78)        (3.20)          (4.01)          5.54           2.56
                                            -------           -------       -------         -------        -------        -------
Total from Investment Activities ......        0.35             (1.82)        (3.24)          (3.70)          5.46           2.54
                                            -------           -------       -------         -------        -------        -------

Distributions:
   Net investment income ..............       (0.04)               --         (0.04)          (0.28)         (0.03)         (0.10)
   Net realized gains .................          --                --            --           (1.68)         (0.27)         (0.01)
   Return of capital ..................          --             (0.02)           --           (0.04)            --             --
                                            -------           -------       -------         -------        -------        -------

Total Distributions ...................       (0.04)            (0.02)        (0.04)          (2.00)         (0.30)         (0.11)
                                            -------           -------       -------         -------        -------        -------

Net Asset Value, End of Period ........     $  7.70           $  7.39       $  9.23         $ 12.51        $ 18.21        $ 13.05
                                            =======           =======       =======         =======        =======        =======
Total Return (excludes
   redemption charge) .................        4.70%(a)        (19.73%)      (25.92%)        (20.64%)        42.00%         23.98%

Ratios/Supplemental Data:
Net Assets at end of
   period (000) .......................     $17,729           $17,608       $22,364         $30,317        $34,509        $31,163
Ratio of expenses to
   average net assets .................        2.15%(b)          2.00%         2.00%           2.00%          2.00%          1.99%
Ratio of net investment income
   (loss) to average net assets .......        1.00%(b)         (0.44%)       (0.44%)          1.73%         (0.28%)        (0.32%)
Ratio of expenses to
   average net assets* ................        2.78%(b)          2.74%         2.65%           2.74%          2.82%          3.19%
Portfolio turnover (c) ................       27.79%            76.38%        61.33%          48.31%         57.73%         47.19%

----------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.
(a)  Not annualized.
(b)  Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

Notes to financial statements

MMA Praxis Mutual Funds
Notes to financial statements
June 30, 2003
(Unaudited)

1.   Organization:

The MMA Praxis Mutual Funds (the "Trust") is an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated September 27, 1993, as amended and restated December 1, 1993, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of the MMA Praxis Intermediate Income Fund, the MMA Praxis Core Stock Fund, the MMA Praxis Value Index Fund, and the MMA Praxis International Fund (individually a "Fund", collectively "the Funds").

The Funds offer two classes of shares, Class A and Class B. Each class of shares in the Fund has identical rights and privileges except with respect to fees paid under the distribution and shareholder serving agreements, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

2.   Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

Securities are valued at market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation. The Funds use various independent pricing services to value most of their investments. If market quotations are not available, the securities are valued by a method which the Board of Trustees believes accurately reflects fair value.

Securities Transactions and Related Income:

Security transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date.

Risk Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain rists not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2003
(Unaudited)

expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments on their capital markets by foreign entities, including restriction on investment in issuers or industries deemed sensitive to the relevant nation's interests. These factors may limit the investment opportunities available or result in lack of liquidity and high price volatility with respect to securties of issuers from developing countries.

Foreign Currency Translation:

The market value of investment securities, other assets and liabilities of the International Fund and the Value Index Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized/unrealized gain (loss) from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.

Forward Foreign Currency Contracts:

The International Fund may enter into forward foreign currency exchange contracts for the purchase or sale of specific foreign currencies at a fixed price on a future date. Risks may arise upon entering these contracts for the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International Fund will enter into forward contracts as a hedge against specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time the International Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Restricted Securities:

Investments in restricted securities are valued by the Board of Trustees or valued pursuant to valuation procedures aproved by the Board of Trustees (the "Valuation Procedures"). The Valuation

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2003
(Unaudited)

Procedures contemplate the Board's deligation of the implementation of the Valuation Procedures to the Funds' adviser. In valuating restricted securities under the Valuation Procedures, the Funds' adviser will consider (but is not limited to) certain specific and general factors enumerated in the Valuation Procedures. The Valuation Procedures require that the Funds' adviser will report to the Board at each of its regular quarterly meetings regarding valuation of resticted securites and actions taken in connection with the Valuation procedures.

Community Development Investments:

Consistent with the investment criteria for socially responsible investing, the Board of Trustees of the Fund has authorized the Funds to make certain types of community development investments. In connection with the community development investments, the Funds have received from the Securities and Exchange Commission an exemptive order that would permit each of the Funds to invest a limited portion of their respective net assets in securities issued by and affiliate of MMA Capital Management (the "Adviser"), MMA Community Development Investments, Inc. ("MMA-CDI"). MMA-CDI is a not-for-profit corporation that was organized specifically to promote community development investing and it seeks to fund its efforts primarily through the sale to investors of interests in certain investment pools that it has established (the "CDI-Notes"). Assets raised through offerings of CDI-Notes are then invested directly in non-profit and not-for-profit community development organizations. Each Fund, in accordance with guidelines established by the Board of Trustees, would be permitted to invest up to 3% of its net assets in CDI-Notes. CDI-Notes have certain specific risk factors associated with them. These types of investments offer a rate of return below the prevailing market rate at acquisition and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investment-grade securities. However, these investments have been determined by the Board of Trustees as being a beneficial way to carry out each Fund's goals for stewardship investing at the community level. In addition, these investments are priced in accordance with procedures approved by the Board of Trustees.

Dividends and Distributions:

Dividends from net investment income are declared and paid monthly for the Intermediate Income Fund. Dividends from net investment income are declared and paid semi-annually for the Core Stock Fund, the Value Index Fund, and the International Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2003
(Unaudited)

Federal Income Taxes:

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the International Fund will file for claims on foreign taxes withheld.

Other:

Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund on the basis of relative net assets or another reasonable basis. Expenses specific to a class are charged directly to that class.

Each Fund maintains a cash balance with its custodian and receives a reduction of their custody fees and expenses for the amounts of interest earned on such uninvested cash balance. For financial reporting purposes for the six months ended June 30, 2003, custodian fees and expenses paid by third parties were $3,628, $1,368 and $4,028 for the Intermediate Income Fund, Core Stock Fund and the Value Index Fund, respectively. There was no effect on net investment income. The Funds could have invested such cash amounts in an income producing asset if they had not agreed to a reduction of fees or expenses under the expense offset arrangement with their custodian.

3.   Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the six-month period ended June 30, 2003 were as follows:

                                                        Purchases       Sales
                                                       -----------   -----------
Intermediate Income Fund ...........................   $25,799,209   $17,793,873
Core Stock Fund ....................................     6,697,021     2,099,352
Value Index Fund ...................................     6,663,273     2,030,014
International Fund .................................    25,444,442    23,079,092

4.   Related Party Transactions:

Menno Insurance Service, Inc. d/b/a MMA Capital Management, (the "Adviser") (a separate corporate entity controlled by Mennonite Mutual Aid, Inc.), provides investment advisory services to the Trust. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows; 0.50% for the Intermediate Income Fund, 0.74% for the Core Stock; 0.30% for the Value Index Fund and 0.90% for the International Fund. Oechsle International Advisors, LLC, serves as the sub-adviser to the International Fund. The Adviser entered into an expense limitation agreement until April 30, 2004 pursuant to which the Adviser agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses. Each Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pur-

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2003
(Unaudited)

suant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses of Class A and Class B of each Fund to exceed 0.85% and 1.30% for the Intermediate Income Fund, 1.25% and 1.90% for the Core Stock Fund, 0.95% and 1.50% for the Value Index Fund, and 1.50% and 2.15% for the International Fund. For the six months ended June 30, 2003, the Fund reimbursed the Adviser fees of $217,119 for the Intermediate Income Fund, $282,095 for the Core Stock Fund, $43,120 for the Value Index Fund and $246,877 for the International Fund.

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, serves the Company as administrator. Under the terms of the administration agreement, BISYS receives fees of 0.15% that are computed daily at an annal rate of each Fund's average daily net assets, subject to an annual minimum.

Pursuant to a Distribution Agreement between the Trust and BISYS, BISYS serves as the Funds' distributor ("Distributor"). Under a distribution (12b-1) plan adopted by the Trust, each Fund pays the Distributor, an aggregate fee not to exceed on an annual basis 0.50% of the average daily net assets of such Fund's Class A Shares. The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.25% for distribution. Each Fund pays BISYS an aggregate fee not to exceed on an annual basis 1.00% of the average daily net assets of such Fund's Class B Shares. The Distributor may incur 0.25% of the 12b-1 fee for shareholder servicing and up to 0.75% for distribution.

For the six months ended June 30, 2003, the distributor received approximately $367,147 from commissions earned on sales of Class A shares and on redemption of Class B shares of the Funds, all of which the Distributor reallowed to dealers of the Funds' shares. Of the commissions real-lowed, $18,029 went to affiliated dealers.

Certain officers of the Trust are affiliated with BISYS and/or the Adviser. Such officers are not paid any fees directly by the Funds for serving as officers of the Trust.

BISYS Fund Services Ohio, Inc. ("BISYS Ohio") serves the Funds' as transfer agent and fund accountant. For transfer agent services, BISYS Ohio is entitled to receive fees based upon the number of shareholders with a specified minimum per Fund. For fund accounting services, BISYS Ohio is entitled to receive fees based on a percentage of the average daily net assets of each Fund. In addition, BISYS Ohio is reimbursed for certain out-of-pocket expenses incurred in providing such transfer agency and fund accounting services.

BISYS and BISYS Ohio are subsidiaries of The BISYS Group, Inc.

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2003
(Unaudited)

5.   Capital Share Transactions

Transactions in shares of the Funds are summarized below:

                                        Intermediate Income Fund         Core Stock Fund             Value Index Fund
                                       --------------------------   --------------------------   --------------------------
                                        Six Months                   Six Months                  Six Months
                                          Ended       Year Ended       Ended       Year Ended       Ended      Period Ended
                                         June 30,    December 31,     June 30,    December 31,     June 30,    December 31,
                                          2003           2002          2003           2002          2003           2002
---------------------------------------------------------------------------------------------------------------------------
Capital Transactions:
Class A Shares:
   Proceeds from shares issued .....   $ 5,280,728    $10,817,981   $ 7,190,765   $ 11,675,088   $ 3,805,283   $ 5,887,852
   Dividends reinvested ............       360,720        658,526            --             --        80,017        85,526
   Cost of shares redeemed .........    (1,904,536)    (7,115,949)   (2,071,351)    (6,351,911)     (397,301)   (1,037,287)
                                       -----------    -----------   -----------   ------------   -----------   -----------
      Class A Share Transactions ...   $ 3,736,912    $ 4,360,558   $ 5,119,414   $  5,323,177   $ 3,487,999   $ 4,936,091
                                       -----------    -----------   -----------   ------------   -----------   -----------

Class B Shares:
   Proceeds from shares issued .....   $ 4,435,289    $ 7,018,567   $ 4,591,922   $  9,241,504   $   585,963   $ 1,815,286
   Dividends reinvested ............       734,819      1,589,278            --             --         9,523         6,289
   Cost of shares redeemed .........    (2,859,692)    (4,273,362)   (6,793,958)   (11,442,782)     (220,895)     (325,846)
                                       -----------    -----------   -----------   ------------   -----------   -----------
      Class B Share Transactions ...   $ 2,310,416    $ 4,334,483   $(2,202,036)  $ (2,201,278)  $   374,591   $ 1,495,729
                                       -----------    -----------   -----------   ------------   -----------   -----------
Net increase (decrease)
   from capital transactions .......   $ 6,047,328    $ 8,695,041   $ 2,917,378   $  3,121,899   $ 3,862,590   $ 6,431,820
                                       ===========    ===========   ===========   ============   ===========   ===========

Share Transactions:
Class A Shares:
   Issued ..........................       520,887      1,100,375       644,620        951,995       536,727       755,393
   Reinvested ......................        35,729         67,401            --             --        11,907        10,617
   Redeemed ........................      (188,602)      (722,318)     (188,523)      (494,950)      (58,194)     (131,267)
                                       -----------    -----------   -----------   ------------   -----------   -----------
      Change in Class A Shares .....       368,014        445,458       456,097        457,045       490,440       634,743
                                       -----------    -----------   -----------   ------------   -----------   -----------

Class B Shares:
   Issued ..........................       439,324        713,102       427,204        771,810        84,338       232,140
   Reinvested ......................        72,806        162,857            --             --         1,419           785
   Redeemed ........................      (282,177)      (435,986)     (634,377)      (977,473)      (32,299)      (47,480)
                                       -----------    -----------   -----------   ------------   -----------   -----------
      Change in Class B Shares .....       229,953        439,973      (207,173)      (205,663)       53,458       185,445
                                       -----------    -----------   -----------   ------------   -----------   -----------
Net increase (decrease)
   from share transactions .........       597,967        885,431       248,924        251,382       543,898       820,188
                                       ===========    ===========   ===========   ============   ===========   ===========

                                           International Fund
                                       --------------------------
                                       Six Months
                                          Ended       Year Ended
                                         June 30,    December 31,
                                          2003           2002
-----------------------------------------------------------------
Capital Transactions:
Class A Shares:
   Proceeds from shares issued .....   $12,937,830   $ 23,125,262
   Dividends reinvested ............            --        831,677
   Cost of shares redeemed .........    (8,696,977)   (10,625,274)
                                       -----------   ------------
      Class A Share Transactions ...   $ 4,240,853   $ 13,331,665
                                       -----------   ------------

Class B Shares:
   Proceeds from shares issued .....   $   749,184   $  2,074,195
   Dividends reinvested ............            --        140,968
   Cost of shares redeemed .........    (1,309,246)    (2,486,252)
                                       -----------   ------------
      Class B Share Transactions ...   $  (560,062)  $   (271,089)
                                       -----------   ------------
Net increase (decrease)
   from capital transactions .......   $ 3,680,791   $ 13,060,576
                                       ===========   ============

Share Transactions:
Class A Shares:
   Issued ..........................     1,805,328      2,805,743
   Reinvested ......................            --         91,670
   Redeemed ........................    (1,199,015)    (1,297,160)
                                       -----------   ------------
      Change in Class A Shares .....       606,313      1,600,253
                                       -----------   ------------

Class B Shares:
   Issued ..........................       104,942        249,606
   Reinvested ......................            --         15,560
   Redeemed ........................      (183,340)      (306,084)
                                       -----------   ------------
      Change in Class B Shares .....       (78,398)       (40,918)
                                       -----------   ------------
Net increase (decrease)
   from share transactions .........       527,915      1,559,335
                                       ===========   ============

Management of Trustees
(Unaudited)

                                                                                                                          Number of
                                                                                                                         Portfolios
                                                           Term of Office                                                 overseen
                                           Position Held    and Length of          Principal Occupation During           within the
Name and Address              Birthdate   with the Trust     time served               the Past Five Years              Fund Complex
------------------------------------------------------------------------------------------------------------------------------------
Howard L. Brenneman            3/26/40    Chairman and     Since            President and CEO, Mennonite Mutual Aid           4
PO Box 483                                Trustee          12/2/93          December 1991 - present
Goshen, IN 46527

Karen Klassen Harder, Ph.D.    1/22/56    Trustee          Since            Associate Professor of Economics and              4
Bluffton College                                           12/2/93          Business, Bluffton College, August 2000 -
Bluffton, OH 45817                                                          present Professor, Bethel College, Jan.
                                                                            1990 - Aug. 2000

Richard Reimer, Ph.D.          10/6/31    Trustee          Since            Retired. Professor of Economics, The              4
The College of Wooster                                     12/2/93          College of Wooster January 1990 - present
Wooster, OH 44691

Donald E. Showalter, Esq.      2/23/41    Trustee          Since            Attorney, the law firm of Wharton,                4
100 South Mason Street                                     12/2/93          Aldhizer & Weaver June 1965 - present
Harrisonburg, VA 22801

Allen Yoder, Jr.                8/4/27    Trustee          Since            President, Jayco, Inc. September 1993 -           4
PO Box 460                                                 12/2/93          retirement
Middlebury, IN 46540

Bruce Harder                   1/17/41    Trustee          Since            Executive Director for Finance and                4
4012 SE 17th Ave                                           2/11/00          Admin., Tri-Met 1986 - present
Portland, OR 97202

R. Clair Sauder                1/11/43    Trustee          Since            Partner, Encore Enterprises, LLC May 2001         4
630 Millcross Road                                         6/30/02          - present; Partner, C&D Enterprises
Lancaster, PA 17601                                                         Unlimited, 1998 to May 2001

John L. Liechty                6/12/54    President        Since            Executive Management, Mennonite Mutual            4
PO Box 483                                                 8/19/97          Aid 1976 - present
Goshen, IN 46527

Trent Statczar                 8/31/71    Treasurer        Since            BISYS Fund Services 1993 - present                4
3435 Stelzer Rd                                            8/19/02
Columbus, OH 43219

Marlo J. Kauffman              9/19/56    Vice President   Since            Financial Services Operation Manager,             4
PO Box 483                                                 12/2/93          Mennonite Mutual Aid January 1981 -
Goshen, IN 46527                                                            present

Walter B. Grimm                 6/3/45    Vice President   Since            BISYS Fund Services June 1992 - present           4
3435 Stelzer Rd                                            12/2/93
Columbus, OH 43219

George Stevens                 2/10/51    Secretary        Since            BISYS Fund Services September 1996 -              4
3435 Stelzer Rd                                            5/19/98          present
Columbus, OH 43219

Alaina Metz                     4/7/67    Assistant        Since            Chief Admin Officer, BISYS Fund Services          4
3435 Stelzer Rd                           Secretary        11/12/96         June 1995 - present
Columbus, OH 43219

------------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information contains more information about The Funds and can be obtained free of charge by calling 1-800-762-6212.

                       This page intentionally left blank.

                       This page intentionally left blank.

[GRAPHIC APPEARS HERE]

Investment Adviser
MMA Capital Management
Post Office Box 483
Goshen, Indiana 46527

Investment Sub-Adviser
(International Fund only)
Oechsle International Advisers, LLC
One International Place
Boston, Massachusetts 02110

Administrator and Distributor
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

Legal Counsel
Dechert LLP
200 Clarendon Street, 27th Floor
Boston, Massachussetts 02116

Auditors
Ernst & Young, LLP
41 South High Street
Columbus, Ohio 43215

Transfer Agent
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

[LOGO] MMA(R)
Stewardship
Solution

                                                                 (08/03) 2020637

Item 2. Code of Ethics.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so. Only effective for annual reports with periods ending on or after July 15, 2003.

Item 3. Audit Committee Financial Expert.

         (a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

                  (i) Has at least one audit committee financial expert serving on its audit committee; or

                  (ii) Does not have an audit committee financial expert serving on its audit committee.

             (2) If the registrant provides the disclosure required by paragraph
             (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                  (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                  (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

             (3) If the registrant provides the disclosure required by paragraph
             (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Only effective for annual reports with periods ending on or after July 15, 2003.

Item 4. Principal Accountant Fees and Services.

         (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

         (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

               (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

         (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

         (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Only effective for annual reports with periods ending on or after December 15, 2003.

Items 5-6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities. Not applicable.

Item 8.  [Reserved]

Item 9.  Controls and Procedures.

         (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

         (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

         (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Not applicable - Only effective for annual reports with periods ending on or after July 15, 2003.

         (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2). Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

         (b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940. Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MMA Praxis Mutual Funds
            --------------------------------------------------------------------

By (Signature and Title)*  /s/. Trent Statczar   Trent Statczar, Treasurer
                         -------------------------------------------------------

Date     September 2, 2003
    ----------------------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Trent Statczar    Trent Statczar, Treasurer
                         -------------------------------------------------------

Date     September 2, 2003
    ----------------------------------

By (Signature and Title)*  /s/ John L. Liechty   John L. Liechty, President
                         -------------------------------------------------------

Date     September 2, 2003
    ----------------------------------



* Print the name and title of each signing officer under his or her signature.